                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7972

Exact name of registrant as specified in charter: Delaware Group Adviser Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Item 1.  Reports to Stockholders



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)






FIXED INCOME

Annual Report 2003
--------------------------------------------------------------------------------
                      DELAWARE DIVERSIFIED INCOME FUND







[LOGO]

POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       5

  Statement of Assets and Liabilities                          13

  Statement of Operations                                      14

  Statements of Changes in Net Assets                          15

  Financial Highlights                                         16

  Notes to Financial Statements                                18
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 23
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     24
-----------------------------------------------------------------

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                       Delaware Diversified Income Fund
  MANAGEMENT REVIEW                             November 10, 2003


Fund Managers

Joanna Bates
Senior Portfolio Manager

Paul Grillo
Senior Portfolio Manager

Timothy L. Rabe
Senior Portfolio Manager

Upender V. Rao
Portfolio Manager

Q: How did the Fund perform during its fiscal year?
A: Fixed-income markets turned in another round of strong performance during our recently ended fiscal year. In managing Delaware Diversified Income Fund this year, we experienced strength in each of the three bond markets in which the Fund invests: U.S. investment-grade fixed income, U.S. high-yield fixed income, and international fixed income.

Delaware Diversified Income Fund returned +14.80% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2003. This performance was significantly greater than the +4.90% gain made by the Lehman Brothers Aggregate Bond Index during the same period. Delaware Diversified Income Fund's investment objective is to seek maximum long-term total return, consistent with reasonable risk. In pursuing that objective, we invest in some high-yield and international securities, which are not represented in the Lehman Brothers Aggregate Bond Index. When those assets outperform -- as was the case this fiscal year -- the Fund may outpace the Lehman Brothers Aggregate Bond Index.

Although double-digit returns are generally quite good for fixed-income investors, the Fund's return compared unfavorably to performance within the Lipper Multi-Sector Income Funds Average. The average return among the 116 funds that comprise this peer group was +17.40%.

A primary reason that your Fund lagged behind the group was its limitation on exposure to high-yield corporate bonds. Delaware Diversified Income Fund could not allocate more than 30 percent of its total assets to high-yield, or junk bonds. Effective November 1, 2003, this limitation was increased to 50 percent in order to align the Fund more closely with its peers. The high-yield markets performed very well during much of the year, and although we did reap significant gains from our high-yield holdings, other funds in the marketplace may have leaned more heavily on non-investment-grade debt to drive their total returns.

To illustrate the influence of high-yield bonds on performance for the year, it is important to note how strongly the sector bounced back during 2003. The Lehman Brothers High-Yield Bond Index gained +33.77% during the fiscal year ended October 31, 2003. After several years of below-average returns, the recovery of high yield was the story of 2003 in the fixed-income markets, and junk bonds were the biggest influence on performance in many diversified bond funds.

Q: How did you approach the high-yield sector during the year?
A: As of December 2002, the Fund had a 17 percent exposure of net assets to non-investment-grade corporate bonds. During the first quarter of 2003, we increased this exposure to the Fund's maximum level of 30 percent. At that time, the high-yield market was in a full-fledged recovery, with investors generally beginning to take on more investment risk in hope that the U.S. economy would grow and corporations would continue to clean up their balance sheets.

High-yield bond issuance throughout 2003 remained strong. New issuance totaled $114 billion for 2003 year-to-date through October, compared to just $47.5 billion for the same period last year (Source: Standard & Poor's). This growth in new issuance signaled a much-improved high-yield market, and a healthier economy in general, as well. Additionally, global default rates were below totals of the previous year, while corporate credit downgrades fell in each of 2003's first three quarters according to Moody's Investors Service. Moody's reports that this represented the most positive stretch for credit rating trends in nine years.

Generally, we have continued to dig deeply into new bond issues, as well as "fallen angels" -- companies with battered credit ratings that we think might recover as the economy continues to improve. Occasionally, such securities may offer attractive value given the volatility that exists when investment-grade issuers sell.

Q: What other factors influenced performance during the year?
A: International bonds were another major source of positive return for the Fund. During the fiscal year ended October 31, 2003, the Citigroup World Government Bond Index gained +14.28%.

Delaware Diversified Income Fund held its maximum allowable allocation to non-U.S. fixed income at year end -- 20 percent of net assets (foreign bonds currently exceed 20 percent due to dollar dominated bonds which are regarded as non-foreign). Effective November 1, 2003, this limitation was increased to 50 percent in order to help the Fund compete with its peers. As with high-yield assets, the limitation on international bonds may have hindered the Fund's performance versus the Lipper Multi-Sector Income Funds Average, because some funds held a higher percentage of assets in strong-performing markets outside the U.S.

Joanna Bates, who works on the Fund's London-based international fixed-income team, believes that many of the world's major currencies returned to fair value against the U.S. dollar this autumn.

At fiscal year end, the team continued to find value in securities denominated in the Swedish krona, the euro, and the yen. Near the end of the 12-month period, we removed our Norwegian government bond positions in favor of adding Polish bonds.

Q: How did U.S. investment-grade assets fare during the year?
A: Gains in the U.S. investment-grade markets were more subdued than the Fund's other two major markets. As stated previously, the Lehman Brothers Aggregate Bond Index gained +4.90% for the fiscal year ended October 31, 2003.

We often focused our U.S. investment-grade security selection on non-Treasury markets, including higher-yielding government agency securities, high-quality corporates, and structured mortgage-backed and asset-backed bonds that displayed good cash flow predictability.

We also generally focused on intermediate-term maturities, often choosing securities in a five- to 10-year maturity range. At times during the fiscal year, intermediate-term securities generated excellent returns for the Fund without the increased volatility of their long-term counterparts.

A third element of our approach to the investment-grade markets was caution about the direction of interest rates. We remained cautious about predicting interest rate trends at a time when the level of speculation about economic growth and the Fed's resulting monetary policy seemed heightened.

Delaware
  DIVERSIFIED INCOME FUND

Fund Basics
As of October 31, 2003
----------------------------------------
Fund Objective:
The Fund seeks maximum long-term total
return, consistent with reasonable risk.
----------------------------------------
Total Fund Net Assets:
$149.06 million
----------------------------------------
Number of Holdings:
433
----------------------------------------
Fund Start Date:
December 29, 1997
----------------------------------------

Your Fund Managers:

Joanna Bates is a graduate of London University and joined Delaware International Advisers Ltd. in 1997. Previously she was Associate Director, Fixed-Income at Hill Samuel Investment Management Ltd.

Paul Grillo holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Timothy L. Rabe is Senior Vice President/ Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Upender V. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.

----------------------------------------
Nasdaq Symbols:
Class A  DPDFX
Class B  DPBFX
Class C  DPCFX

Fund Performance
Average Annual Total Returns

Through October 31, 2003                  Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/97)
Excluding Sales Charge                      +9.30%        +9.42%        +14.80%
Including Sales Charge                      +8.44%        +8.42%         +9.66%
--------------------------------------------------------------------------------
Class B (Est. 10/28/02)
Excluding Sales Charge                     +14.88%                      +14.03%
Including Sales Charge                     +12.01%                      +10.19%
--------------------------------------------------------------------------------
Class C (Est. 10/28/02)
Excluding Sales Charge                     +14.80%                      +13.95%
Including Sales Charge                     +14.80%                      +12.99%
--------------------------------------------------------------------------------

The Fund invests in foreign bonds which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended October 31, 2003 for Delaware Diversified Income Fund's Class R shares was +1.24%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2003 for Delaware Diversified Income Fund's Institutional Class were +15.96% and +15.10%, respectively. Institutional Class shares were first made available on October 28, 2002 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DPFFX

Nasdaq Class R symbol: DPRFX

Performance of a $10,000 Investment
December 29, 1997 (Fund's inception) through October 31, 2003







                             [PLOT POINTS TO COME]






Chart assumes $10,000 invested on December 29, 1997 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS                                 October 31, 2003

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)

Agency Collateralized Mortgage Obligations - 0.44%
++Fannie Mae Series 02-16 Class IG IO
    6.00% 3/25/15                                 USD       5,862   $         20
  Freddie Mac Series 2302 NJ
    6.50% 11/15/29                                         11,277         11,334
  Freddie Mac Series 2480 EH
    6.00% 11/15/31                                        109,244        112,453
  Freddie Mac Structured Pass
    Through Securities Series
    T-58 1A2 3.108% 5/25/35                               170,000        168,964
  Freddie Mac Structured Pass Through
    Securities Series T-58 2A
    6.50% 9/25/43                                         315,000        331,538
  GNMA Series 02-62 B 4.763% 1/16/25                       30,000         30,680
                                                                    ------------
Total Agency Collateralized Mortgage
  Obligations (cost $658,154)                                            654,989
                                                                    ------------
Agency Mortgage-Backed Securities- 16.91%
  Fannie Mae
    4.50% 10/1/10                                         205,007        207,698
    4.50% 11/1/18 TBA                                   2,095,000      2,093,036
    5.00% 11/1/17                                         126,365        128,418
    5.00% 6/1/18                                        1,588,215      1,615,016
    5.00% 7/1/18                                          229,076        232,942
    5.00% 7/1/18                                        1,500,000      1,525,312
    5.00% 11/1/33 TBA                                   1,010,000        996,428
    5.50% 11/1/33 TBA                                   4,780,000      4,824,814
    5.50% 9/1/33                                          908,783        917,870
    6.00% 4/1/17                                           37,852         39,378
    6.00% 6/1/17                                            6,113          6,359
    6.00% 11/1/33 TBA                                   3,610,000      3,707,019
    6.00% 5/1/33                                          191,975        197,195
    6.00% 9/1/33                                          474,568        488,361
    6.50% 11/15/33 TBA                                  3,430,000      3,563,984
    7.50% 6/1/31                                            9,723         10,364
    7.50% 3/1/32                                          608,283        648,392
  Freddie Mac
    4.50% 11/1/18 TBA                                   1,000,000        997,500
    5.00% 7/1/18                                          363,299        369,316
    5.00% 9/1/33                                          774,569        766,238
    5.00% 10/1/33                                         140,000        137,900
    5.50% 11/1/33 TBA                                   1,430,000      1,442,066
    6.00% 11/1/33 TBA                                     135,000        138,586
  GNMA
    6.50% 1/15/28                                           9,728         10,199
    6.50% 2/15/32                                          96,739        101,334
    6.50% 9/15/32                                          35,890         37,595
    7.50% 6/15/32                                           7,548          8,066
                                                                    ------------
Total Agency Mortgage-Backed Securities
  (cost $25,182,131)                                                  25,211,386
                                                                    ------------
Agency Obligations - 3.07%
  Fannie Mae
    1.75% 3/26/08                                 JPY  70,000,000        665,842
    2.375% 3/17/06                                USD   3,000,000      2,992,629
    2.375% 4/13/06                                        270,000        269,209
    7.25% 1/15/10                                         350,000        412,054

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)

Agency Obligations (continued)
  Freddie Mac
    5.125% 10/15/08                               USD      70,000   $     74,946
    5.75% 4/15/08                                         150,000        164,896
                                                                    ------------
Total Agency Obligations
  (cost $4,577,314)                                                    4,579,576
                                                                    ------------
Asset-Backed Securities - 4.35%
   Bank One Issuance Trust Series 02-A3
     3.59% 5/17/10                                        235,000        237,734
   Capital One Multi-Asset Execution Trust
     Series 03-A6 2.95% 8/17/09                           225,000        225,900
   Capital One Multi-Asset Execution Trust
     Series 03-C2 4.32% 4/15/09                            45,000         45,310
   Citibank Credit Card Issuance Trust
     Series 02-A1 4.95% 2/9/09                            800,000        849,272
   Citibank Credit Card Issuance Trust
     Series 03-A3 3.10% 3/10/10                           470,000        462,393
   Citibank Credit Card Issuance Trust
     Series 03-A6 2.90% 5/17/10                           475,000        461,710
   Freddie Mac Structured Pass Through
     Securities Series T-50 A3
     2.182% 9/27/07                                        20,000         20,025
   MBNA Credit Card Master Note Trust
     Series 01-A1 5.75% 10/15/08                           20,000         21,567
   Mid-State Trust Series 11 A1
     4.864% 7/15/38                                        67,032         62,742
   NationsCredit Grantor Trust Series 97-1 A
     6.75% 8/15/13                                         16,503         17,399
   Peoplefirst.com Auto Receivables Owner
     Trust Series 00-2 A4 6.43% 9/15/07                    27,094         27,148
  #RHYNO 97-1 A2 144A 6.30% 9/15/09                       180,605        184,725
  #Sharp Series 02-HE2N N 144A
     9.50% 10/25/32                                         5,600          5,600
***SLMA Student Loan Trust Series 96-3
     Certificates 1.96% 10/25/11                          115,000        115,383
***SLMA Student Loan Trust Series 97-2
     Certificates 1.84% 10/25/12                        2,520,000      2,521,081
***SLMA Student Loan Trust Series 98-2 A2
     1.74% 1/25/14                                      1,210,675      1,219,860
                                                                    ------------
Total Asset-Backed Securities
   (cost $6,491,407)                                                   6,477,849
                                                                    ------------
Collateralized Mortgage Obligations - 2.48%
***Bank of America Mortgage Securities
     Series 03-D 1A2 3.428% 5/25/33                         8,698          8,676
***Bank of America Mortgage Securities
     Series 03-F 1A1 2.969% 7/25/33                       153,550        154,184
***Bank of America Mortgage Securities
     Series 03-I 2A4 3.828% 10/25/33                      245,000        244,158
***Bear Stearns Adjustable Rate Mortgage
     Trust Series 03-7 8A 4.831% 10/25/33                 257,896        252,739
   Cendant Mortgage Series 02-4 A6
     6.50% 7/25/32                                         32,805         33,165
   Countrywide Alternative Loan Trust
     Series 02-7 CB11 6.75% 8/25/32                       110,828        111,816
   Credit Suisse First Boston Mortgage
     Securities Series 03-23 5A1
     6.00% 9/25/33                                        163,704        166,646

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)

Collateralized Mortgage Obligations (continued)
   Credit Suisse First Boston Mortgage
     Securities Series 03-23 6A1
     6.50% 9/25/33                                USD     317,711   $    325,375
   Credit Suisse First Boston Mortgage
     Securities Series 03-23 7A1
     5.00% 9/25/18                                        297,011        300,167
   Credit Suisse First Boston Mortgage
     Securities Series 02-10 2A1
     7.50% 5/25/32                                         27,383         28,805
   Credit Suisse First Boston Mortgage
     Securities Series 02-30 1A1
     7.50% 11/25/32                                        89,941         93,041
   Credit Suisse First Boston Mortgage
     Securities Series 02-34 1A1
     7.50% 12/25/32                                        33,856         35,799
   Credit Suisse First Boston Mortgage
     Series 02-34 4A1 5.50% 11/25/17                      237,159        241,897
   Credit Suisse First Boston Mortgage
     Securities Series 03-8 5A1
     6.50% 4/25/33                                        123,504        128,091
   First Horizon Asset Securities
     Series 03-5 1A17 8.00% 7/25/33                        84,256         90,874
***Master Adjustable Rate Mortgages
     Series 03-6 1A2 3.134% 9/25/33                       220,000        219,038
   Nomura Asset Securities
     Corporation 98-D6 A1B
     6.59% 3/15/30                                        500,000        558,936
***Structured Asset Securities Corporation
     Series 02-22H 1A 7.00% 11/25/32                      134,391        139,308
***Structured Asset Securities Corporation
     Series 03-33H 1A 5.50% 10/25/33                      360,000        360,505
***Washington Mutual Series 03-AR4 A7
     3.95% 5/25/33                                         34,089         34,170
***Washington Mutual Series 03-S1 A1
     5.00% 4/25/33                                         48,062         49,174
***Wells Fargo Mortgage Backed
     Securities Trust Series 03-K 2A5
     4.522% 11/25/33                                      135,000        125,234
                                                                    ------------
Total Collateralized Mortgage Obligations
   (cost $3,710,740)                                                   3,701,798
                                                                    ------------
Commercial Mortgage-Backed Securities - 0.50%
   Chase Commercial Mortgage Securities
     Series 96-2 C 6.90% 11/19/28                          20,000         22,182
   First Union-Lehman Brothers-Bank
     of America 98-C2 A2 6.56% 11/18/08                   650,100        723,895
                                                                    ------------
Total Commercial Mortgage-Backed
   Securities (cost $747,870)                                            746,077
                                                                    ------------
Corporate Bonds - 38.61%
Aerospace & Defense - 0.20%
  #Armor Holdings 144A 8.25% 8/15/13                      280,000        301,700
                                                                    ------------
                                                                         301,700
                                                                    ------------
Automobiles & Automotive Parts - 1.31%
  #Advanced Accessory Systems 144A
     10.75% 6/15/11                                       270,000        290,250
   DaimlerChrysler 6.50% 11/15/13                         205,000        207,249
     Ford Motor 7.45% 7/16/31                             575,000        517,933

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)

Corporate Bonds (continued)
Automobiles & Automotive Parts (continued)
   General Motors
     7.125% 7/15/13                               USD     145,000   $    151,154
     8.375% 7/15/33                                       379,000        401,001
  #Metaldyne 144A 10.00% 11/1/13                          205,000        200,900
  #United Components 144A
     9.375% 6/15/13                                       175,000        180,250
                                                                    ------------
                                                                       1,948,737
                                                                    ------------
Banking, Finance & Insurance - 5.86%
   Allstate 5.35% 6/1/33                                  225,000        205,941
   AON 7.375% 12/14/12                                    145,000        165,424
  #ASIF Global Financing 144A
     4.90% 1/17/13                                        150,000        148,061
   Bear Stearns
     4.00% 1/31/08                                         70,000         71,189
     4.65% 7/2/18                                         405,000        367,900
   Cendant 7.375% 1/15/13                                  65,000         74,602
   Citigroup
     5.625% 8/27/12                                       105,000        110,972
     5.875% 2/22/33                                       215,000        211,728
   Countrywide Home Loan
     1.62% 6/2/06                                         270,000        270,917
***Credit Suisse First Boston USA
     6.125% 11/15/11                                      300,000        324,724
  #Crum & Forster 144A 10.375% 6/15/13                    300,000        324,000
  #Erac USA Finance 144A 7.35% 6/15/08                    350,000        399,758
  #Farmers Exchange Capital 144A
     7.20% 7/15/48                                        175,000        154,708
  #Farmers Insurance Exchange 144A
     8.625% 5/1/24                                        325,000        336,542
   Finova Group 7.50% 11/15/09                            845,000        426,725
   Ford Motor Credit 5.625% 10/1/08                       140,000        136,826
   Franklin Resources 3.70% 4/15/08                        30,000         29,945
   General Electric Capital
     2.75% 9/25/06                                         25,000         25,024
     5.45% 1/15/13                                        230,000        237,956
   GMAC
     6.75% 1/15/06                                        185,000        197,348
     7.25% 3/2/11                                         265,000        279,636
     8.00% 11/1/31                                        170,000        175,324
   Goldman Sachs 5.25% 10/15/13                           200,000        200,763
   Harleysville Group 5.75% 7/15/13                        45,000         44,087
   International Lease Finance
     5.875% 5/1/13                                        110,000        115,044
   J.P. Morgan Chase 5.75% 1/2/13                         260,000        273,384
   KFW International Finance
     1.75% 3/23/10                                JPY  20,000,000        191,351
  #Massachusetts Mutual Life Insurance
     5.625% 5/15/33                               USD     170,000        161,789
   Morgan Stanley 5.30% 3/1/13                            140,000        142,341
  #Nationwide Mutual Insurance 144A
     7.875% 4/1/33                                        340,000        387,387
  #New York Life Insurance 144A
     5.875% 5/15/33                                       155,000        152,500
   Popular North America 4.25% 4/1/08                     205,000        207,518
   Prudential Financial 5.75% 7/15/33                     240,000        222,794
***RBS Capital Trust I 4.709% 12/29/49                    270,000        254,708
   Regions Financial 6.375% 5/15/12                       345,000        378,652
   Stilwell Financial 7.00% 11/1/06                         5,000          5,477

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
  #TIAA Global Markets 144A
     2.75% 1/13/06                                USD      30,000   $     30,334
   TIG Holdings 8.125% 4/15/05                            200,000        201,000
  #TRAC-X NA 144A 4.25% 3/25/09                           220,000        220,154
   Wells Fargo Financial 6.125% 4/18/12                   325,000        354,648
   Wilmington Trust 4.875% 4/15/13                        210,000        204,486
  #Zurich Capital Trust I 144A
     8.376% 6/1/37                                        257,000        292,697
                                                                    ------------
                                                                       8,716,364
                                                                    ------------
Building & Materials - 1.02%
  #Lone Star Industries 144A 8.85% 6/15/05                135,000        141,750
   Schuler Homes 10.50% 7/15/11                           235,000        269,369
   Standard Pacific 9.25% 4/15/12                         230,000        254,150
   Tech Olympic USA 10.375% 7/1/12                        305,000        335,500
   Valspar 6.00% 5/1/07                                    60,000         64,428
   WCI Communities 10.625% 2/15/11                        410,000        459,200
                                                                    ------------
                                                                       1,524,397
                                                                    ------------
Business Services - 0.12%
   Brickman Group 11.75% 12/15/09                         157,000        179,765
                                                                    ------------
                                                                         179,765
                                                                    ------------
Cable, Media & Publishing - 4.66%
   AOL Time Warner 7.70% 5/1/32                           185,000        209,807
   Charter Communications 10.75% 10/1/09                1,255,000      1,066,750
   CSC Holdings 10.50% 5/15/16                            365,000        403,325
[CHECKMARK]Insight Communications 12.25% 2/15/11        1,010,000        712,050
  #Intelsat 144A 5.25% 11/1/08                            105,000        104,974
   Liberty Media
     3.50% 9/25/06                                        230,000        227,329
     8.25% 2/1/30                                         220,000        252,056
   Lodgenet Entertainment
     9.50% 6/15/13                                        425,000        461,125
   Mediacom LLC 9.50% 1/15/13                             590,000        563,450
   PanAmSat 8.50% 2/1/12                                  415,000        449,238
   PEI Holdings 11.00% 3/15/10                            200,000        227,000
  #Sheridan Acquisition 144A
     10.25% 8/15/11                                       260,000        273,000
   Time Warner 8.18% 8/15/07                              135,000        155,938
   Time Warner Entertainment
     8.375% 3/15/23                                       415,000        506,511
   USA Interactive
     6.75% 11/15/05                                       220,000        235,488
     7.00% 1/15/13                                        205,000        226,859
   Vertis
     10.875% 6/15/09                                      115,000        118,163
     13.50% 12/7/09                                       190,000        175,750
   XM Satellite Radio 12.00% 6/15/10                      510,000        569,925
                                                                    ------------
                                                                       6,938,738
                                                                    ------------
Chemicals - 1.55%
   Dow Chemical 6.00% 10/1/12                              95,000         98,812
   Huntsman International 10.125% 7/1/09                  215,000        205,863
   Huntsman International
     9.875% 3/1/09                                        200,000        212,000
[CHECKMARK]#JohnsonDiversey 144A 10.67% 5/15/13           305,000        228,750
   Lyondell Chemical 9.625% 5/1/07                        285,000        290,700
  #Nalco 144A 7.75% 11/15/11                              345,000        360,525

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Chemicals (continued)
   Solutia
     6.72% 10/15/37                               USD     780,000     $  659,100
     11.25% 7/15/09                                       100,000         90,000
   Union Carbide 6.79% 6/1/25                             175,000        169,750
                                                                    ------------
                                                                       2,315,500
                                                                    ------------
Computers & Technology - 1.42%
  #Amkor Technologies 144A
     7.75% 5/15/13                                        155,000        165,850
   Chippac International 12.75% 8/1/09                    290,000        320,450
  #Cooperative Computing 144A
     10.50% 6/15/11                                       185,000        200,725
   Dell Computer 7.10% 4/15/28                            395,000        451,716
  #DRS Technologies 144A 6.875% 11/1/13                   350,000        353,500
   Nortel Networks Capital 7.40% 6/15/06                  230,000        242,650
   Northern Telecom Capital
     7.875% 6/15/26                                       375,000        376,875
                                                                    ------------
                                                                       2,111,766
                                                                    ------------
Consumer Products - 0.78%
   American Greetings 11.75% 7/15/08                      190,000        217,788
  #Fortune Brands 144A 7.125% 11/1/04                      30,000         31,591
  #Hines Nurseries 144A 10.25% 10/1/11                    240,000        258,000
   Jafra Cosmetics 10.75% 5/15/11                         260,000        287,300
   Salton 10.75% 12/15/05                                 370,000        364,449
                                                                    ------------
                                                                       1,159,128
                                                                    ------------
Consumer Services - 0.53%
   Alderwoods Group 12.25% 1/2/09                         465,000        520,800
   Corrections Corporation of America
    #7.50% 5/1/11 144A                                    150,000        157,500
     7.50% 5/1/11                                          60,000         63,000
   PHH 7.125% 3/1/13                                       45,000         49,992
                                                                    ------------
                                                                         791,292
                                                                    ------------
Energy - 1.91%
  #Alliance Pipeline US 144A
     4.591% 12/31/25                                      218,161        209,014
  #Citgo Petroleum 144A 11.375% 2/1/11                    180,000        204,300
   Consumers Energy 6.00% 3/15/05                           5,000          5,256
  #Dynegy Holdings 144A 10.125% 7/15/13                   385,000        419,649
   Enterprise Products 6.875% 3/1/33                      160,000        166,185
  #Halliburton 144A 5.50% 10/15/10                        205,000        207,563
   Hanover Equipment Trust
     8.50% 9/1/08                                         135,000        139,050
  #Hilcorp Energy/Finance 144A
     10.50% 9/1/10                                        180,000        194,400
  #ITC Holdings 144A 5.25% 7/15/13                         75,000         70,772
   Kinder Morgan Energy 7.75% 3/15/32                      75,000         88,662
   Kinder Morgan Energy Partners
     8.00% 3/15/05                                         25,000         27,001
   Marathon Oil 9.125% 1/15/13                             95,000        120,964
   Northern Border Pipeline 6.25% 5/1/07                   30,000         32,714
   Sempra Energy 6.00% 2/1/13                             280,000        295,086
***Sempra Energy 6.93% 7/1/04                               5,000          5,168
   Southern Natural Gas 7.625% 7/15/11                    105,000         88,988
   Transcontinental Gas Pipeline
     6.25% 1/15/08                                        115,000        119,313

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Energy (continued)
   Valero Energy 6.125% 4/15/07                            20,000   $     21,896
   Valero Logistics Operations
     6.05% 3/15/13                                        220,000        225,908
  #Williams Gas Pipeline 144A
     7.375% 11/15/06                                      195,000        214,988
                                                                    ------------
                                                                       2,856,877
                                                                    ------------
Environmental Services - 0.53%
   Casella Waste Systems
     9.75% 2/1/13                                         185,000        203,500
   IESI 10.25% 6/15/12                                    540,000        587,250
                                                                    ------------
                                                                         790,750
                                                                    ------------
Food, Beverage & Tobacco - 3.73%
   Advantica Restaurant 12.75% 9/30/07                    215,000        219,300
   Altria Group 7.00% 11/4/13                             420,000        425,867
   Anheuser-Busch 5.05% 10/15/16                          260,000        257,435
   B&G Foods 9.625% 8/1/07                                270,000        278,775
  #Commonwealth Brand 144A
     10.625% 9/1/08                                       320,000        350,400
   Di Giorgio 10.00% 6/15/07                              305,000        279,456
   Kraft Foods
     4.00% 10/1/08                                        315,000        314,501
     5.625% 11/1/11                                       170,000        177,097
  #Le-Natures 144A 9.00% 6/15/13                          315,000        329,175
  #Miller Brewing 144A 4.25% 8/15/08                      240,000        242,625
   Nabisco 6.85% 6/15/05                                  105,000        112,707
  #National Beef Packing/NB Financing 144A
     10.50% 8/1/11                                        340,000        375,700
  #O'Charleys 144A 9.00% 11/1/13                          405,000        409,050
   Safeway 6.15% 3/1/06                                   120,000        129,062
  #Seminis Vegetable 144A 10.25% 10/1/13                  405,000        435,376
   Tyson Foods 8.25% 10/1/11                               95,000        112,695
   Universal 6.50% 2/15/06                                105,000        113,809
   UST
     6.625% 7/15/12                                       235,000        258,593
     8.80% 3/15/05                                        105,000        112,943
   Wendy's International
     6.20% 6/15/14                                        340,000        369,608
     6.25% 11/15/11                                       230,000        250,003
                                                                    ------------
                                                                       5,554,177
                                                                    ------------
Healthcare & Pharmaceuticals - 0.92%
   Alliance Imaging 10.375% 4/15/11                       360,000        382,500
  #Genesis Health 144A 8.00% 10/15/13                      50,000         51,313
   HCA 7.50% 11/6/33                                      225,000        224,681
   Medco Health Solutions 7.25% 8/15/13                   190,000        202,500
   Team Health 12.00% 3/15/09                             475,000        508,249
                                                                    ------------
                                                                       1,369,243
                                                                    ------------
Industrial Machinery - 0.14%
   Johnson Controls
     4.875% 9/15/13                                       115,000        115,262
     5.00% 11/15/06                                        15,000         15,976
   Oncor Electric 7.00% 5/1/32                             75,000         82,068
                                                                    ------------
                                                                         213,306
                                                                    ------------

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Leisure, Lodging & Entertainment - 1.13%
  #Gaylord Entertainment 144A
     8.00% 11/15/13                               USD     325,000   $    335,969
  #Hard Rock Hotel 144A 8.875% 6/1/13                     345,000        365,269
   Herbst Gaming 10.75% 9/1/08                            260,000        292,175
  #Host Marriott 144A 7.125% 11/1/13                      355,000        356,331
   John Q Hammons Hotels
     8.875% 5/15/12                                       300,000        328,500
                                                                    ------------
                                                                       1,678,244
                                                                    ------------
Metals & Mining - 0.32%
   AK Steel 7.75% 6/15/12                                 300,000        205,499
   Barrick Gold Finance 7.50% 5/1/07                      120,000        135,367
   U.S. Steel LLC 10.75% 8/1/08                           125,000        137,813
                                                                    ------------
                                                                         478,679
                                                                    ------------
Miscellaneous - 0.29%
  #Neighborcare 144A 6.875% 11/15/13                      425,000        434,563
                                                                    ------------
                                                                         434,563
                                                                    ------------
Packaging & Containers - 0.62%
   AEP Industries 9.875% 11/15/07                         230,000        228,850
   Portola Packaging 10.75% 10/1/05                       165,000        164,175
  #Radnor Holdings 144A 11.00% 3/15/10                    315,000        270,900
  #Sealed Air 144A 5.375% 4/15/08                          25,000         26,009
  #Silgan Holdings 144A 6.75% 11/15/13                    240,000        241,500
                                                                    ------------
                                                                         931,434
                                                                    ------------
Paper & Forest Products - 0.67%
   Consolidated Container
     10.125% 7/15/09                                      330,000        196,350
   Georgia-Pacific
     8.625% 4/30/25                                       130,000        131,625
     9.50% 5/15/22                                         85,000         87,975
     9.875% 11/1/21                                       565,000        587,600
                                                                    ------------
                                                                       1,003,550
                                                                    ------------
Real Estate - 0.22%
  #Developers Diversified Realty 144A
     4.625% 8/1/10                                        110,000        107,574
   Tanger Properties 9.125% 2/15/08                       205,000        226,525
                                                                    ------------
                                                                         334,099
                                                                    ------------
Retail - 1.12%
[CHECKMARK]#J Crew 144A 16.00% 5/15/08                    322,250        246,522
   J Crew Operating 10.375% 10/15/07                      175,000        181,125
   Kohls 7.25% 6/1/29                                      90,000        104,675
   Lowe's 7.50% 12/15/05                                  185,000        205,336
   Office Depot 10.00% 7/15/08                            245,000        291,550
   Petco Animal Supplies 10.75% 11/1/11                   248,000        292,639
   Remington Arms 10.50% 2/1/11                           190,000        199,738
   Wal-Mart Stores 3.375% 10/1/08                         145,000        143,219
                                                                    ------------
                                                                       1,664,804
                                                                    ------------
Telecommunications - 3.60%
   Alamosa Delaware 12.50% 2/1/11                         240,000        231,600
  #Alaska Communications Systems 144A
     9.875% 8/15/11                                       285,000        302,100
***AT&T 7.00% 11/15/06                                    135,000        149,623
***AT&T Wireless Services 8.50% 11/15/31                  175,000        199,117
  #Centennial Cell/Communications 144A
     10.125% 6/15/13                                      335,000        350,075

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Telecommunications (continued)
   Cincinnati Bell 144A
    #7.25% 7/15/13                                USD     195,000   $    199,875
    #8.375% 1/15/14                                       205,000        212,431
Crown Castle International
     9.00% 5/15/11                                        295,000        313,438
     10.75% 8/1/11                                        185,000        208,588
  #Level 3 Finance 144A 10.75% 10/15/11                   295,000        308,275
 ++MCI Communications 7.50% 8/20/04                       155,000        129,038
  #MetroPCS 144A 10.75% 10/1/11                           315,000        313,425
   Nextel Partners 12.50% 11/15/09                        105,000        122,325
   Qwest Capital Funding
     5.875% 8/3/04                                        430,000        430,537
  #Qwest Services 144A
     13.50% 12/15/10                                      270,000        316,575
   Sprint Capital
     6.375% 5/1/09                                          5,000          5,276
     7.625% 1/30/11                                         5,000          5,510
     8.375% 3/15/12                                       275,000        314,481
     8.75% 3/15/32                                        210,000        239,672
   Time Warner Telecommunications
     9.75% 7/15/08                                        205,000        211,150
   Verizon New York 7.375% 4/1/32                         230,000        254,785
   Verizon Wireless Capital
     5.375% 12/15/06                                      230,000        245,848
  #Western Wireless 144A 9.25% 7/15/13                    150,000        157,500
 ++Worldcom 7.50% 5/15/11                                 380,000        140,600
                                                                    ------------
                                                                       5,361,844
                                                                    ------------
Textiles, Apparel & Furniture - 0.28%
   Levi Strauss 12.25% 12/15/12                           310,000        258,850
  #Warnaco 144A 8.875% 6/15/13                            150,000        161,250
                                                                    ------------
                                                                         420,100
                                                                    ------------
Transportation & Shipping - 1.02%
   American Airlines 6.817% 5/23/11                        20,000         17,701
   Continental Airlines
     6.503% 6/15/11                                       285,000        285,846
     7.033% 6/15/11                                        18,555         15,660
   Delta Air Lines 7.299% 9/18/06                          20,000         17,696
   HORNBECK-LEEVAC Marine Services
     10.625% 8/1/08                                       125,000        138,750
   Kansas City Southern Railway
     9.50% 10/1/08                                        360,000        397,799
   Overseas Shipholding Group
     8.25% 3/15/13                                        275,000        292,875
  #Seabulk International 144A
     9.50% 8/15/13                                        310,000        320,849
   US Airways 6.85% 1/30/18                                35,118         32,905
                                                                    ------------
                                                                       1,520,081
                                                                    ------------
Utilities - 4.66%
   Allegheny Energy 144A
 ***#13.00% 11/15/07                                       65,677         64,199
    #10.25% 11/15/07                                      260,000        266,500
   Amerada Hess 7.30% 8/15/31                             150,000        151,136
   Avista
     7.75% 1/1/07                                          15,000         16,689
     9.75% 6/1/08                                         188,000        222,780
   Boston Gas Company 8.87% 1/5/05                        120,000        129,617
   Calpine
     8.25% 8/15/05                                        140,000        126,700
     10.50% 5/15/06                                       340,000        317,900

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Corporate Bonds (continued)
Utilities - (continued)
   Cogentrix Energy 8.75% 10/15/08                USD     230,000   $    233,163
   Detroit Edison
     5.05% 10/1/05                                        190,000        199,908
     6.35% 10/15/32                                       340,000        359,892
   Edison Mission Energy
     7.73% 6/15/09                                        200,000        172,000
     9.875% 4/15/11                                       100,000         92,500
   El Paso 7.875% 6/15/12                                 210,000        180,075
   El Paso Natural Gas
     7.625% 8/1/10                                        225,000        223,875
   FPL Group Capital 3.25% 4/11/06                        325,000        329,033
  #Gemstone Investors 144A
     7.71% 10/31/04                                       120,000        120,750
   Homer City Funding 8.137% 10/1/19                      105,000        110,775
   Illinois Power
     7.50% 6/15/09                                        130,000        141,700
     11.50% 12/15/10                                      175,000        210,000
   Midland Funding II 11.75% 7/23/05                       96,226        107,292
   Midwest Generation 8.30% 7/2/09                        340,000        328,100
 ++Mirant Americas Generation
     7.625% 5/1/06                                        275,000        229,625
   NiSource Finance 7.50% 11/15/03                         70,000         70,114
   Orion Power Holdings 12.00% 5/1/10                     200,000        231,000
  #Power Contract Financing 144A
     5.20% 2/1/06                                         305,000        304,514
   PSE&G Energy
     7.75% 4/16/07                                        260,000        263,900
     8.625% 2/15/08                                        30,000         31,200
   PSE&G Power 8.625% 4/15/31                             260,000        331,698
  #Reliant Resources 144A 9.50% 7/15/13                   190,000        170,050
   Southern Company Capital Funding
     5.30% 2/1/07                                          10,000         10,727
#++Southern Energy 144A 7.40% 7/15/04                     105,000         58,275
   Southern Natural Gas 8.875% 3/15/10                    245,000        268,275
   Tennessee Gas Pipeline 8.375% 6/15/32                  205,000        208,588
  #TXU Energy 144A 7.00% 3/15/13                          130,000        142,899
  #USGen New England 144A
     7.459% 1/2/15                                        200,000         88,284
***Utilicorp 9.95% 2/1/11                                 115,000        120,750
***Williams 8.13% 3/15/12                                 285,000        309,225
                                                                    ------------
                                                                       6,943,708
                                                                    ------------
Total Corporate Bonds (cost $56,522,017)                              57,542,846
                                                                    ------------
Foreign Bonds - 23.87%[SOLID BOX]
   Aruba - 0.45%
   UFJ Finance Aruba
     6.75% 7/15/13                                USD     635,000        665,996
                                                                    ------------
                                                                         665,996
                                                                    ------------
Australia - 1.23%
   Apache Financial Property
     7.00% 3/15/09                                         75,000         86,581
  #Cable & Wire Finance 144A
     8.125% 6/15/09                                       255,000        299,340
   New South Wales Treasury
     8.00% 3/1/08                                 AUD     300,000        230,486
   Queensland Treasury
     6.00% 6/14/11                                      1,700,000      1,213,733
                                                                    ------------
                                                                       1,830,140
                                                                    ------------

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Foreign Bonds (continued)
Austria - 1.23%
   Oesterreich Kontrollbank
     1.80% 3/22/10                                JPY 100,000,000   $    961,897
   Republic of Austria 5.25% 1/4/11               EUR     700,000        873,675
                                                                    ------------
                                                                       1,835,572
                                                                    ------------
Bahamas - 0.20%
  #Bahamas Government International
   Bond 144A 6.625% 5/15/33                       USD     290,000        294,151
                                                                    ------------
                                                                         294,151
                                                                    ------------
Bermuda - 0.28%
    Oil Insurance 144A 5.15% 8/15/33                     190,000         191,178
***#Weatherford International
     4.95% 10/15/13                                      235,000         230,917
                                                                    ------------
                                                                         422,095
                                                                    ------------
Brazil - 0.50%
   Federal Republic of Brazil
***6.00% 4/15/24                                         208,000         167,120
   9.25% 10/22/10                                        135,000         135,270
   10.125% 5/15/27                                       470,000         444,150
                                                                    ------------
                                                                         746,540
                                                                    ------------
Canada - 1.43%
   Ainsworth Lumber
     12.50% 7/15/07                                      335,000         386,087
     13.875% 7/15/07                                      95,000         109,250
   Great Lakes Power 9.00% 8/1/04                         80,000          83,068
  #Hollinger 144A 11.875% 3/1/11                         295,000         325,975
  #Intrawest 144A 7.50% 10/15/13                         360,000         362,700
   Noranda 6.00% 10/15/15                                340,000         345,172
   Paramount Resources
     7.875% 11/1/10                                      140,000         140,000
   Rogers Cablesystems
     10.00% 3/15/05                                      150,000         162,000
   Thomson
     5.25% 8/15/13                                       190,000         194,051
     5.75% 2/1/08                                         20,000          21,499
                                                                    ------------
                                                                       2,129,802
                                                                    ------------
Cayman Islands - 0.33%
   Bluewater Finance 10.25% 2/15/12                      225,000         230,625
   South Street CBO Series 1999-1A A1
     7.16% 7/1/11                                        200,000         179,000
   Transocean Sedco Forex
     6.75% 4/15/05                                        80,000          84,972
                                                                    ------------
                                                                         494,597
                                                                    ------------
Columbia - 0.41%
  #Bavaria S.A. 144A 8.875% 11/1/10                      235,000         231,475
   Republic of Colombia
     10.375% 1/28/33                                     375,000         378,750
                                                                    ------------
                                                                         610,225
                                                                    ------------
Dominican Republic - 0.39%
   Federal Republic of
   Dominican Republic
  ***2.06% 8/30/24                                       250,000         190,000
     9.04% 1/23/13                                       195,000         154,931
    #144A 9.04% 4/1/13                                   311,000         241,025
                                                                    ------------
                                                                         585,956
                                                                    ------------

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Foreign Bonds (continued)
Finland - 0.58%
   Finnish Government
     5.00% 4/25/09                                EUR     700,000   $    863,993
                                                                    ------------
                                                                         863,993
                                                                    ------------
France - 2.79%
   France Government O.A.T.
     4.00% 4/25/13                                      1,400,000      1,590,596
     5.50% 10/25/07                                       430,000        537,880
     5.50% 4/25/10                                      1,000,000      1,265,232
***France Telecom 9.75% 3/1/31                    USD     185,000        245,004
  #Rhodia 144A 8.875% 6/1/11                              575,000        514,625
                                                                    ------------
                                                                       4,153,337
                                                                    ------------
Germany - 3.28%
   Deutschland Republic
     4.125% 7/4/08                                EUR     600,000        714,124
     4.75% 7/4/28                                         500,000        562,470
     5.00% 7/4/11                                       1,500,000      1,844,471
     6.00% 1/4/07                                       1,100,000      1,386,393
   Kredit Fuer Wiederaufbau
     5.25% 7/4/12                                         300,000        373,098
                                                                    ------------
                                                                       4,880,556
                                                                    ------------
Greece - 0.47%
   Hellenic Republic 8.60% 3/26/08                        500,000        698,788
                                                                    ------------
                                                                         698,788
                                                                    ------------
Ireland - 0.34%
  #Eircom Funding 144A
     8.25% 8/15/13                                USD     120,000        131,100
   Smurfit Capital Funding
     7.50% 11/20/25                                       400,000        383,000
                                                                    ------------
                                                                         514,100
                                                                    ------------
Italy - 1.42%
   Republic of Italy
     3.75% 6/8/05                                 JPY 180,000,000      1,730,526
     5.75% 7/25/16                                EUR     300,000        384,643
                                                                    ------------
                                                                       2,115,169
                                                                    ------------
Liberia - 0.13%
   Royal Caribbean 7.50% 10/15/27                 USD     200,000        187,000
                                                                    ------------
                                                                         187,000
                                                                    ------------
Mexico - 0.38%
   United Mexican States
     5.875% 1/15/14                                       270,000        265,005
  #Vitro S.A. DE CV 144A
     11.75% 11/1/13                                       305,000        296,613
                                                                    ------------
                                                                         561,618
                                                                    ------------
Netherlands - 0.40%
   Aegon NV 4.75% 6/1/13                                  180,000        174,220
  #ING Bank 144A 5.125% 5/1/15                            190,000        187,889
   Telefonica Europe 7.35% 9/15/05                        210,000        229,091
                                                                    ------------
                                                                         591,200
                                                                    ------------
Norway - 0.30%
   Norsk Hydro 6.70% 1/15/18                               15,000         16,645
   Ocean Rig Norway 10.25% 6/1/08                         205,000        187,575
   Petroleum GEO-Services
    ++6.25% 11/19/03                                      120,000         94,200
    ++10.00% 10/25/10                                     145,000        153,700
                                                                    ------------
                                                                         452,120
                                                                    ------------

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Foreign Bonds (continued)
Panama - 0.07%
   Panama 9.375% 1/16/23                          USD      95,000   $    103,550
                                                                    ------------
                                                                         103,550
                                                                    ------------
Peru - 0.05%
***Republic of Peru 4.50% 3/7/17                           75,000         67,194
                                                                    ------------
                                                                          67,194
                                                                    ------------
Philippines - 0.28%
   Republic of Philippines
     8.25% 1/15/14                                        200,000        196,500
     10.625% 3/16/25                                      200,000        217,500
                                                                    ------------
                                                                         414,000
                                                                    ------------
Poland - 1.38%
   Poland Government
     5.00% 10/24/13                               PLZ   5,700,000      1,214,587
     5.75% 6/24/08                                      1,300,000        307,331
     6.00% 11/24/09                                     1,400,000        330,371
     8.50% 11/12/06                                       800,000        207,671
                                                                    ------------
                                                                       2,059,960
                                                                    ------------
Russia - 0.07%
   Gazprom Oao 9.625% 3/1/13                      USD     100,000        108,588
                                                                    ------------
                                                                         108,588
                                                                    ------------
Singapore - 0.29%
  #Singapore Telecommunications 144A
     7.375% 12/1/31                                       170,000        198,431
  #SP Powerassets 144A
     5.00% 10/22/13                                       230,000        229,817
                                                                    ------------
                                                                         428,248
                                                                    ------------
Spain - 1.15%
   Kingdom of Spain 3.10% 9/20/06                 JPY 175,000,000      1,717,569
                                                                    ------------
                                                                       1,717,569
                                                                    ------------
Supranational - 1.25%
   European Investment Bank
     0.875% 11/8/04                                    57,000,000        522,926
   Inter-American Development Bank
     1.90% 7/8/09                                     140,000,000      1,347,230
                                                                    ------------
                                                                       1,870,156
                                                                    ------------
Sweden - 2.09%
  #Nordea Bank 144A 5.25% 11/30/12                USD     265,000        270,723
   Stena AB 9.625% 12/1/12                                355,000        388,725
   Swedish Government
     5.00% 1/28/09                                SEK   6,400,000        841,644
     5.50% 10/8/12                                     12,000,000      1,609,719
                                                                    ------------
                                                                       3,110,811
                                                                    ------------
United Kingdom - 0.18%
   Vodafone Group 5.375% 1/30/15                  USD     275,000        275,298
                                                                    ------------
                                                                         275,298
                                                                    ------------
Uruguay - 0.02%
   Republic of Uruguay
     7.875% 1/15/33                                        55,000         37,125
                                                                    ------------
                                                                          37,125
                                                                    ------------
                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Foreign Bonds (continued)
Venezuela - 0.50%
   Republic of Venezuela
  ***1.88% 12/18/07                               USD     321,420   $    297,667
     9.25% 9/15/27                                        555,000        449,550
                                                                    ------------
                                                                         747,217
                                                                    ------------
Total Foreign Bonds
   (cost $35,196,751)                                                 35,572,671
                                                                    ------------
Municipal Bonds - 0.76%
   California State 5.00% 2/1/33                           70,000         66,442
***Forsyth, Montana Pollution Control
     Revenue 5.20% 5/1/33                                  55,000         56,373
   Illinois State Taxable Pension
     5.10% 6/1/33                                         430,000        388,156
   Long Island, New York Power
     Authority Series A 5.00% 6/1/08                       65,000         70,733
   New Jersey Econ Continental
     6.25% 9/15/29                                        240,000        204,722
   Oregon State Taxable-Pension
     5.892% 6/1/27                                        350,000        353,084
                                                                    ------------
Total Municipal Bonds (cost $1,180,856)                                1,139,510
                                                                    ------------
U.S. Treasury Obligations - 4.21%
  oU.S. Treasury Bond 11.625% 11/15/04                    205,000        226,621
   U.S. Treasury Inflation Index Notes
     1.875% 7/15/13                                       376,770        375,858
     3.00% 7/15/12                                      1,729,983      1,893,725
    o3.375% 4/15/32                                       572,000        690,780
   U.S. Treasury Notes
     2.375% 8/15/06                                     1,510,000      1,515,191
     3.125% 10/15/08                                      605,000        601,833
    o3.25% 8/15/07                                         15,000         15,263
     4.25% 8/15/13                                        955,000        951,420
                                                                    ------------
Total U.S. Treasury Obligations
   (cost $6,238,753)                                                   6,270,691
                                                                    ------------

                                                         Number of
                                                           Shares
Preferred Stock - 0.83%
  #Centaur 144A 9.08%                                         105        125,770
   CSC Holdings 11.75%                                      3,325        348,294
   Host Marriott Preferred B 10.00%                         8,450        213,785
   Intermedia Communications Preferred
     PIK 13.50%                                                 1             39
   Nexen 7.35%                                             21,750        549,187
                                                                    ------------
Total Preferred Stock (cost $1,187,679)                                1,237,075
                                                                    ------------
Warrants - 0.06%
 +#American Tower Warrants 144A                                50          7,025
 +#Solutia Warrants 144A                                       17            315
  +XM Satellite Radio                                          55         80,575
                                                                    ------------
Total Warrants (cost $35,078)                                             87,915
                                                                    ------------

Statement                                       Delaware Diversified Income Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
Repurchase Agreements - 13.21%
   With BNP Paribas 0.99% 11/3/03
     (dated 10/31/03, collateralized by
     $8,348,300 U.S. Treasury Notes
     1.625% due 3/31/05, market
     value $8,375,452)                            USD   8,209,600  $  8,209,600
   With J. P. Morgan Securities 0.97%
     11/3/03 (dated 10/31/03,
     collateralized by $3,367,300
     U.S. Treasury Bills due 4/15/04,
     market value $3,351,657)                           3,276,800     3,276,800
With UBS Warburg 0.99% 11/3/03
     (dated 10/31/03, collateralized by
     $8,380,000 U.S. Treasury Bills due
     11/28/03, market value $8,375,071)                 8,209,600     8,209,600
                                                                   ------------
Total Repurchase Agreements
   (cost $19,696,000)                                                19,696,000
                                                                   ------------

Total Market Value of Securities - 109.30%
   (cost $161,424,750)                                              162,918,383
Liabilities Net of Receivables and
   Other Assets - (9.30%)                                           (13,859,875)
                                                                   ------------
Net Assets Applicable to 17,350,590 Shares
   Outstanding - 100.00%                                           $149,058,508
                                                                   ============

Net Asset Value - Delaware Diversified Income
   Fund Class A ($83,099,653 / 9,672,821 Shares)                          $8.59
                                                                          -----
Net Asset Value - Delaware Diversified Income
   Fund Class B ($16,147,176 / 1,879,607 Shares)                          $8.59
                                                                          -----
Net Asset Value - Delaware Diversified Income
   Fund Class C ($48,989,288 / 5,702,476 Shares)                          $8.59
                                                                          -----
Net Asset Value - Delaware Diversified Income
   Fund Class R ($255,723 / 29,766 Shares)                                $8.59
                                                                          -----
Net Asset Value - Delaware Diversified Income
   Fund Institutional Class ($566,668 / 65,920 Shares)                    $8.60
                                                                          -----

Components of Net Assets at October 31, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $146,663,928
Undistributed net investment income**                                   137,929
Accumulated net realized gain on investments                            948,587
Net unrealized appreciation of investments
   and foreign currencies                                             1,308,064
                                                                   ------------
Total net assets                                                   $149,058,508
                                                                   ============

AUD - Australian Dollar
EUR - European Monetary Unit
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

* Principal amount is stated in the currency in which each bond is denominated.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

***Variable Rate Notes - The interest rate shown is the rate as of October 31, 2003.

  +Non-income producing security for the year ended October 31, 2003. ++Non-income producing security. Security currently in default.

  #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See note 12 in "Notes to Financial Statements."

+++Interest only.

[CHECKMARK]Step coupon bond.

   o Fully or partially pledged as collateral for financial futures contracts.

[SOLID BOX] Securities have been classified by country of origin. Classification by type of business has been presented in note #13 to the Financial Statements.

Summary of Abbreviations:
GNMA - Government National Mortgage Association
PIK - Payment-in-kind
TBA - To be announced

Net Asset Value and Offering Price per Share -
  Delaware Diversified Income Fund
Net Asset Value Class A (A)                                               $8.59
Sales charge (4.50% of offering price or 4.66% of
   amount invested per share) (B)                                          0.40
                                                                          -----
Offering price                                                            $8.99
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchase of $100,000 or more.

See accompanying notes

Statement                                       Delaware Diversified Income Fund
  OF ASSETS AND LIABILITIES                     October 31, 2003

Assets:
  Investments at market (cost $161,424,750)                         $162,918,383
  Cash                                                                 2,792,485
  Subscriptions receivable                                             3,114,538
  Receivables for securities sold                                     16,403,007
  Interest receivable                                                  2,071,324
  Due from DMC                                                            62,927
                                                                    ------------
  Total assets                                                       187,362,664
                                                                    ------------

Liabilities:
  Payables for securities purchased                                   37,910,704
  Liquidations payable                                                    45,546
  Swap agreement mark to market payable                                   36,528
  Mark to market on currency contracts                                       180
  Distributions payable                                                  148,639
  Accrued expenses                                                       139,965
  Futures variation margin payable                                        22,594
                                                                    ------------
  Total liabilities                                                   38,304,156
                                                                    ------------

Total Net Assets                                                    $149,058,508
                                                                    ============

See accompanying notes

Statement                                       Delaware Diversified Income Fund
  OF OPERATIONS                                 Year Ended October 31, 2003


Investment Income:
  Interest                                             $3,086,521
  Dividends                                                25,657    $3,112,178
                                                       ----------    ----------
Expenses:
  Management fees                                         312,717
  Distribution expense - Class A                           95,346
  Distribution expense - Class B                           67,835
  Distribution expense - Class C                          169,225
  Distribution expense - Class R                              147
  Registration fees                                       131,163
  Dividend disbursing and transfer agent
    fees and expenses                                     119,045
  Reports and statements to shareholders                   71,480
  Custodian fees                                           36,732
  Professional fees                                        32,848
  Accounting and administration expenses                   23,700
  Trustees' fees                                            4,716
  Other                                                     6,472     1,071,426
                                                       ----------
  Less expenses absorbed or waived                                     (315,204)
  Less waiver of distribution expenses -
    Class A                                                             (16,206)
  Less expenses paid indirectly                                          (1,413)
                                                                     ----------
  Total expenses                                                        738,603
                                                                     ----------
Net Investment Income                                                 2,373,575
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currencies:
  Net realized gain (loss) on:
    Investment transactions                                             612,982
    Futures contracts                                                   520,145
    Options written                                                     (65,602)
    Swap agreements                                                       4,148
    Foreign currency transactions                                       146,583
                                                                     ----------
  Net realized gain                                                   1,218,256
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                             1,251,592
                                                                     ----------
Net Realized and Unrealized Gain on Investments and
  Foreign Currencies                                                  2,469,848
                                                                     ----------

Net Increase in Net Assets Resulting from Operations                 $4,843,423
                                                                     ==========

See accompanying notes

Statements                                      Delaware Diversified Income Fund
  OF CHANGES IN NET ASSETS

                                                                                                           Year Ended
                                                                                                    10/31/03       10/31/02*
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                           $  2,373,575   $    446,402
  Net realized gain on investments and foreign currencies                                            1,218,256        291,665
  Net change in unrealized appreciation/depreciation of investments and foreign currencies           1,251,592       (159,917)
                                                                                                  ------------   ------------
  Net increase in net assets resulting from operations                                               4,843,423        578,150
                                                                                                  ------------   ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                         (1,984,957)            --
    Class B                                                                                           (308,328)            --
    Class C                                                                                           (689,239)            --
    Class R                                                                                             (1,045)            --
    Institutional Class                                                                                 (1,853)            --
  **Pooled Trust Class                                                                                      --       (436,646)

  Net realized gain on investments:
    Class A                                                                                           (147,847)            --
    Class B                                                                                            (10,391)            --
    Class C                                                                                             (1,938)            --
  **Pooled Trust Class                                                                                      --       (408,269)
                                                                                                  ------------   ------------
                                                                                                    (3,145,598)      (844,915)
                                                                                                  ------------   ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                         93,302,883             --
    Class B                                                                                         16,744,926              9
    Class C                                                                                         49,827,471         10,009
    Class R                                                                                            325,776             --
    Institutional Class                                                                                564,673              9
  **Pooled Trust Class                                                                                      --      8,145,123

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                          1,730,660             --
    Class B                                                                                            226,735             --
    Class C                                                                                            468,761             --
    Class R                                                                                                769             --
    Institutional Class                                                                                    505             --
  **Pooled Trust Class                                                                                      --        844,915
                                                                                                  ------------   ------------
                                                                                                   163,193,159      9,000,065
                                                                                                  ------------   ------------
  Cost of shares repurchased:
    Class A                                                                                        (17,062,601)            --
    Class B                                                                                         (1,092,472)            --
    Class C                                                                                         (2,008,558)            --
    Class R                                                                                            (69,970)            --
  **Pooled Trust Class                                                                                      --    (13,004,143)
                                                                                                  ------------   ------------
                                                                                                   (20,233,601)   (13,004,143)
                                                                                                  ------------   ------------
Increase (decrease) in net assets derived from capital share transactions                          142,959,558     (4,004,078)
                                                                                                  ------------   ------------
Net Increase (Decrease) in Net Assets                                                              144,657,383     (4,270,843)

Net Assets:
  Beginning of year                                                                                  4,401,125      8,671,968
                                                                                                  ------------   ------------
  End of year                                                                                     $149,058,508   $  4,401,125
                                                                                                  ============   ============

 *Reflects operating history of predecessor mutual fund (see note #6).

**Effective October 28, 2002, the Pooled Trust Class shares were exchanged for
  Class A shares (see note #6).

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Diversified Income Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              10/31/03  10/31/02(3)*  10/31/01*   10/31/00*    10/31/99*
Net asset value, beginning of period                           $8.960      $9.440       $8.600      $8.550       $9.110

Income (loss) from investment operations:
Net investment income(1)                                        0.374       0.444        0.541       0.528        0.560
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.804      (0.001)       0.685       0.077       (0.130)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.178       0.443        1.226       0.605        0.430
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (1.274)     (0.477)      (0.361)     (0.555)      (0.650)
Net realized gain on investments                               (0.274)     (0.446)      (0.025)         --       (0.340)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (1.548)     (0.923)      (0.386)     (0.555)      (0.990)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.590      $8.960       $9.440      $8.600       $8.550
                                                               ======      ======       ======      ======       ======

Total return(2)                                                14.80%       5.39%       14.78%       7.59%        4.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $83,100      $4,391       $8,672      $7,724       $3,377
Ratio of expenses to average net assets                         1.00%       0.58%        0.55%       0.54%        0.57%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.60%       1.11%        0.62%       0.61%        0.84%
Ratio of net investment income to average net assets            4.51%       5.09%        6.05%       6.35%        6.56%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly               3.91%       4.56%        5.98%       6.28%        6.29%
Portfolio turnover                                               620%        545%         252%        143%         216%

----------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized and unrealized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of 0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

 * Effective October 28, 2002, Delaware Pooled Trust-The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust Portfolio") was merged into Delaware Adviser Funds-- Delaware Diversified Income Fund. The financial highlights for the periods prior to October 28, 2002 reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Diversified Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Institutional
                                                              Class B           Class C               Class R      Class
                                                               Year        Year       10/28/02(1)    6/2/03(1)     Year
                                                               Ended       Ended          to             to        Ended
                                                              10/31/03    10/31/03     10/31/02       10/31/03    10/31/03
Net asset value, beginning of period                           $8.960      $8.960       $8.860         $8.620       $8.960

Income (loss) from investment operations:
Net investment income(2)                                        0.313       0.315        0.005          0.142        0.395
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.807       0.798        0.095         (0.036)       0.806
                                                               ------      ------       ------         ------       ------
Total from investment operations                                1.120       1.113        0.100          0.106        1.201
                                                               ------      ------       ------         ------       ------

Less dividends and distributions from:
Net investment income                                          (1.216)     (1.209)          --         (0.136)      (1.287)
Net realized gain on investments                               (0.274)     (0.274)          --             --       (0.274)
                                                               ------      ------       ------         ------       ------
Total dividends and distributions                              (1.490)     (1.483)          --         (0.136)      (1.561)
                                                               ------      ------       ------         ------       ------

Net asset value, end of period                                 $8.590      $8.590       $8.960         $8.590       $8.600
                                                               ======      ======       ======         ======       ======

Total return(3)                                                14.03%      13.95%        1.13%          1.24%       15.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $16,147     $48,989          $10           $256         $567
Ratio of expenses to average net assets                         1.75%       1.75%        1.75%          1.35%        0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.30%       2.30%          (4)          1.98%        1.30%
Ratio of net investment income to average net assets            3.76%       3.76%        4.01%          4.20%        4.76%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly               3.21%       3.21%          (4)          3.57%        4.21%
Portfolio turnover                                               620%        620%         545%           620%         620%

-----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. Because Class C shares commenced operations only four days prior to the Fund's fiscal year ended 2002, the total return noted in the table above is not necessarily representative of the performance of the Class C shares over a longer period of time.

(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period of time are not meaningful.

As of October 31, 2002, the Delaware Diversified Income Fund Class B and Institutional Class had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

Notes                                           Delaware Diversified Income Fund
  TO FINANCIAL STATEMENTS                       October 31, 2003

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk. The financial statements and financial highlights presented for periods prior to October 28, 2002 reflect the operating results of the Delaware Pooled Trust - Diversified Core Fixed Income Portfolio ("The Core Portfolio"), which was merged into the Fund effective October 28, 2002. See Note 6 for further discussion.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. U.S. Government and agency securities are valued at the mean between bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will be used. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,364 for the year ended October 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2003 were approximately $49. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL sub-advisory fees equal to that portion of the management fee paid to DMC that is attributable to the foreign assets in the Fund's investment portfolio. The Fund does not pay any fees directly to DIAL.

Notes                                           Delaware Diversified Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through December 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC (and DIAL), provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive a portion of that 12b-1 fee through December 31, 2004 in order to prevent total 12b-1 plan expenses for Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At October 31, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

  Receivable from DMC under expense limitation agreement             $62,927
  Dividend disbursing, transfer agent fees, accounting and
  other expenses payable to DSC                                      (24,772)
  Other expenses payable to DMC and affiliates                       (29,674)

For the year ended October 31, 2003, DDLP earned $115,926 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2003, the Fund made purchases of $405,767,147 and sales of $278,840,124 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2003, the cost of investments for federal income tax purposes was $161,680,524. At October 31, 2003, the net unrealized appreciation was $1,237,859 of which $2,547,757 related to unrealized appreciation of investments and $1,309,898 related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                                             Year Ended
                                                        10/31/03     10/31/02
                                                       ----------    --------
Ordinary income                                        $3,061,960    $683,804
Long-term capital gains                                    83,638     161,111
                                                       ----------    --------
Total                                                  $3,145,598    $844,915
                                                       ==========    ========

As of October 31, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                   $146,663,928
  Undistributed ordinary income                                        983,145
  Undistributed net realized capital gains on investments              195,921
  Unrealized appreciation/depreciation of investments
    and foreign currencies                                           1,215,514
                                                                  ------------
  Net Assets                                                      $149,058,508
                                                                  ============
5. Capital Shares
Transactions in capital shares were as follows:

                                                             Year Ended
                                                      10/31/03        10/31/02
Shares sold:
  Class A                                            10,990,096              --
  Class B                                             1,982,257               1
  Class C                                             5,883,523           1,122
  Class R                                                37,817              --
  Institutional Class                                    65,860               1
 *Pooled Trust Class                                         --         926,443

Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                               207,734              --
  Class B                                                26,946              --
  Class C                                                55,075              --
  Class R                                                    89              --
  Institutional Class                                        59              --
 *Pooled Trust Class                                         --         101,066
                                                     ----------      ----------
                                                     19,249,456       1,028,633
                                                     ----------      ----------
Shares repurchased:
  Class A                                            (2,015,331)             --
  Class B                                              (129,597)             --
  Class C                                              (237,244)             --
  Class R                                                (8,140)             --
 *Pooled Trust Class                                         --      (1,455,930)
                                                     ----------      ----------
                                                     (2,390,312)     (1,455,930)
                                                     ----------      ----------
Shares issued (redeemed) from merger:
  Class A                                                    --         490,322
 *Pooled Trust Class                                         --        (490,322)
                                                     ----------      ----------
Net increase (decrease)                              16,859,144        (427,297)
                                                     ==========      ==========

*Effective October 28, 2002, the Pooled Trust Class shares were exchanged for
 Class A shares. (See note #6)

Notes                                          Delaware Diversified Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

6. Fund Merger
Effective October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of The Core Portfolio pursuant to an Agreement and Plan of Reorganization (the "Reorganization") dated October 22, 2002 and approved by The Core Portfolio's shareholders (the "Pooled Trust" Class) on October 22, 2002. The shareholders of The Core Portfolio received Class A shares of the Fund equal in number and aggregate net asset value of their shares in The Core Portfolio as part of the Reorganization.

The Reorganization was treated as a non-taxable event and accordingly the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of The Core Portfolio as of October 28, 2002 were $4,342,167 and $10,075, respectively.

The Core Portfolio's investment objectives, policies and limitations were identical to those of the Fund, which had no operations prior to October 28, 2002. For financial reporting purposes, The Core Portfolio's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2003, or at any time during the period.

8. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The following forward foreign currency exchange contract was outstanding at October 31, 2003:

   Contracts      In Exchange    Value of Contract   Settlement     Unrealized
   To Receive         For           at 10/31/03         Date       Depreciation
   ----------     -----------    -----------------   ----------    ------------
  Polish Zloty
    523,356        $130,156          $129,976         11/03/03       $(180)

9. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2003 were as follows:

  Contracts           Notional                                  Unrealized
 To Buy (Sell)     (Cost) Proceeds       Expiration Date        Gain (Loss)
--------------     ---------------       ---------------        -----------
(206)
  U.S. Treasury
  5 Year Notes       $(22,750,140)            12/03              $(283,235)
(38)
  U.S. Treasury
  10 Year Notes        (4,270,759)            12/03                  3,478
36
  U.S. Treasury
  Long Bond             3,797,161             12/03                116,714
                                                                 ---------
                                                                 $(163,043)
                                                                 =========

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized gain (loss) is reflected in the Fund's net assets.

10. Options Written
During the year ended October 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in price of the security underlying the written option.

Notes                                          Delaware Diversified Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

10. Options Written (continued)
Transactions in options written during the year ended October 31, 2003 for the Fund were as follows:

                                                         Number of
                                                         Contracts   Premiums
                                                         ---------   --------
Options outstanding at October 31, 2002                      14       $10,906
Options written                                             141       392,261
Options terminated in closing
  purchase transaction                                     (155)     (403,167)
                                                           ----      --------
Options outstanding at October 31, 2003                      --      $     --
                                                           ====      ========

11. Swap Agreements
During the year ended October 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At October 31, 2003, the Fund had the following total return swap agreements outstanding:

                     Expiration                                  Unrealized
Notional Amount         Date           Description                  Loss
---------------      ----------        -----------               ----------
  $1,700,000          12/31/03    Agreement with Goldman         $(36,528)
                                  Sachs to receive the
                                  notional Amount multiplied
                                  by the return on the Lehman
                                  Brothers Commercial MBS
                                  index AAA and to pay the
                                  notional amount multiplied
                                  by the 1 month BBA LIBOR
                                  adjusted by a spread of
                                  minus 0.35%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

12. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                           Delaware Diversified Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

13. Industry Allocation
As of October 31, 2003, the foreign bond holdings of the Fund, classified by type of business, was as follows:

    Asset Backed Securities                                         0.12%
    Banking, Finance & Insurance                                    2.14%
    Building & Materials                                            0.33%
    Cable, Media & Publishing                                       0.47%
    Chemicals                                                       0.35%
    Consumer Products                                               0.20%
    Energy                                                          0.68%
    Food, Beverage & Tobacco                                        0.16%
    Foreign Government                                             15.94%
    Leisure, Lodging & Entertainment                                0.37%
    Metals & Mining                                                 0.23%
    Miscellaneous                                                   0.26%
    Paper & Forest Products                                         0.26%
    Real Estate                                                     0.06%
    Supranational                                                   1.25%
    Telecommunications                                              0.84%
    Utilities                                                       0.21%
                                                                   -----
    Total                                                          23.87%
                                                                   =====

14. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2003, the Fund designates distributions paid during the year as follows:

    (A)                    (B)
 Long-Term               Ordinary
Capital Gains             Income                 Total                 (C)
Distributions         Distributions          Distributions          Qualifying
 (Tax Basis)           (Tax Basis)            (Tax Basis)          Dividends(1)
-------------         -------------          -------------         ------------
     3%                    97%                   100%                  --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds -- Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Income Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Philadelphia, Pennsylvania
December 5, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of             Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since         at different times at
                                                  May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of            Other
                                                                          Principal            Portfolios in Fund     Directorships
   Name,                      Position(s)                                Occupation(s)          Complex Overseen        Held by
  Address                      Held with          Length of Time            During             by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served             Past 5 Years              or Officer          or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101       Director - Andy
 2005 Market Street                                                     National Gallery of Art                  Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                        Director -
                                                                                                                 Systemax, Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                              since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                             August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                      Contact Information
Jude T. Driscoll                           Joseph H. Hastings                       Investment Manager
Chairman                                   Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds       Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                    Delaware International Advisers Ltd.
Board Chairman                             Richelle S. Maestro                      London, England
Citadel Construction Corporation           Senior Vice President,
King of Prussia, PA                        Chief Legal Officer and Secretary        National Distributor
                                           Delaware Investments Family of Funds     Delaware Distributors, L.P.
John H. Durham                             Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                         Michael P. Bishof                        Shareholder Servicing, Dividend
                                           Senior Vice President and Treasurer      Disbursing and Transfer Agent
John A. Fry                                Delaware Investments Family of Funds     Delaware Service Company, Inc.
President                                  Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                         Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                    For Shareholders
Anthony D. Knerr                                                                    800 523-1918
Managing Director
Anthony Knerr & Associates                                                          For Securities Dealers and Financial
New York, NY                                                                        Institutions Representatives Only
                                                                                    800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                               Web site
National Gallery of Art                                                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------



(8400)                                                        Printed in the USA
AR-189 [10/03] IVES 12/03                                       J9485 EXP: 12/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
GROWTH-EQUITY                             A member of Lincoln Financial Group(R)



















Annual Report 2003
--------------------------------------------------------------------------------
                                          DELAWARE U.S. GROWTH FUND





















[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS
-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

     Statement of Net Assets                                    3

     Statement of Operations                                    5

     Statements of Changes in Net Assets                        6

     Financial Highlights                                       7

     Notes to Financial Statements                             12
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 14
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     15
-----------------------------------------------------------------

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                              Delaware U.S. Growth Fund
     MANAGEMENT REVIEW                                 November 10, 2003

Fund Managers
Gerald S. Frey
Chief Investment Officer - Growth
Francis Houghton
Senior Portfolio Manager

Q: What was the general sentiment of the market during the Fund's fiscal year?
A: During the fiscal year ended October 31, 2003, equity prices made a change of direction. Market indexes moved off their lows during the period and reversed the bear market performance that started in March of 2000. Stocks started strongly in the first two months of the period, as investor sentiment toward the overall economy turned for the better. However, the first quarter of 2003 became eerily reminiscent of the bleak market investors grappled with during recent years. Corporate earnings were downgraded during this period and the events leading up to the invasion of Iraq played a pivotal role in creating market volatility as well.

As 2003 progressed, the U.S. economic outlook brightened. A warm reception to Congress' fiscal stimulus package helped sustain a stock market rally that lasted throughout the second half of the Fund's fiscal year.

Q: How did market capitalization size affect performance?
A: Market cap size was a factor in overall returns. The small-capitalization Russell 2000 Growth Index outperformed the large-cap Russell 1000 Growth Index by more than 24 percent. Even within the Russell 1000 Growth Index, the smallest stocks did the best, with the smallest 25 percent of stocks (market capitalization less than $1.4 billion) returning considerably more on average than all other stocks in the index. Stocks with generally weak earnings histories and/or weak balance sheets often outperformed during the fiscal year (Source: FactSet, Wilshire Associates).

Q: How did the Fund fare against the broad market?

A: Delaware U.S. Growth Fund was up for the period, but trailed its benchmark index. For the fiscal year ended October 31, 2003, the Fund returned +17.06% (Class A shares at net asset value with distributions reinvested), while the S&P 500 Index finished the same period gaining +20.79%. The Fund's peer group, as measured by the 674 funds composing the Lipper Large-Cap Growth Funds Average, returned +19.01% during the 12-month period.

Delaware U.S. Growth Fund's performance versus its benchmark was hurt by poor stock selection in the financial and business services sectors, and by its underexposure to the type of stocks that performed best -- those with the smallest market capitalizations and poorest earnings and balance sheet quality. Technology-oriented stocks were the best overall sector performers during the period, as investor sentiment improved amid hopes about an increase in corporate capital spending.

The most speculative stocks delivered the largest returns for the 12-month period. However, we remain confident that our management style of concentrating on industry leaders may once again return to favor. We believe these types of stocks may be able to take advantage of their inherent strengths and generate competitive returns as the overall economy continues to rebound.

Q: Can you discuss a few securities that aided performance during the year?
A: As we stated earlier in the report, technology-oriented stocks had a stellar fiscal year as companies of varying size started to witness long-awaited gains. Networking and communications company Cisco Systems gained 87 percent during the fiscal year as businesses revisited their need for networking technology. Analog Devices, a global leader in semiconductors, and Xilinx, which produces programmable silicon chips, both contributed positively to the Fund. Each stock returned more than 65 percent for the fiscal year.

Q: Which securities detracted from the Fund's performance?
A: Newell Rubbermaid and Baxter International were two of the biggest negative contributors to performance during the fiscal year, as each reported disappointing sales and earnings. We sold both stocks as a result of the negative news.

Delaware
     U.S. GROWTH FUND

Fund Basics                                       Fund Performance
As of October 31, 2003                            Average Annual Total Returns
--------------------------------------------
Fund Objectives:                                  Through October 31, 2003                      Lifetime   Five Years    One Year
The Fund seeks maximum capital appreciation.      --------------------------------------------------------------------------------
--------------------------------------------      Class A (Est. 12/3/93)
Total Fund Net Assets:                            Excluding Sales Charge                         +7.30%      -0.24%      +17.06%
$138.84 million                                   Including Sales Charge                         +6.67%      -1.42%      +10.39%
--------------------------------------------      --------------------------------------------------------------------------------
Number of Holdings:                               Class B (Est. 3/29/94)
59                                                Excluding Sales Charge                         +6.81%      -0.95%      +16.24%
--------------------------------------------      Including Sales Charge                         +6.81%      -1.38%      +12.24%
Fund Start Date:                                  --------------------------------------------------------------------------------
December 3, 1993                                  Class C (Est. 5/23/94)
--------------------------------------------      Excluding Sales Charge                         +7.44%      -0.93%      +16.27%
Your Fund Managers:                               Including Sales Charge                         +7.44%      -0.93%      +15.27%
Gerald S. Frey received a bachelor's              --------------------------------------------------------------------------------
degree in economics from Bloomsburg
University. Before joining Delaware               Returns reflect the reinvestment of all distributions and any applicable sales
Investments in 1996, he served as a Senior        charges as noted below. Returns and share values will fluctuate so that shares,
Director at Morgan Grenfell Capital               when redeemed, may be worth more or less than their original cost. Performance
Management, where he managed                      for Class B and C shares, excluding sales charges, assumes either that
technology-related stocks. Previously, he         contingent deferred sales charges did not apply or the investment was not
was a Vice President at Chase Investors           redeemed. Past performance is not a guarantee of future results.
Management Corporation.
                                                  The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
Francis Houghton joined Delaware                  are sold with a front-end sales charge of up to 5.75% and have an annual
Investments in March 2000 as a result of          distribution and service fee of up to 0.35%.
the integration of Lynch & Mayer's
investment personnel into Delaware. He has        Class B shares are sold with a contingent deferred sales charge that declines
been managing the Fund since 1999. Prior          from 4% to zero depending upon the period of time the shares are held. Class B
to joining Lynch & Mayer in 1990, he was          shares will automatically convert to Class A shares on a quarterly basis
Chairman of BMI Capital, a Portfolio              approximately eight years after purchase. They are also subject to an annual
Manager at Neuberger & Berman and a               distribution and service fee of 1%.
Partner at Oppenheimer & Co., Inc. He
received a BBA from Manhattan College and         Class C shares are sold with a contingent deferred sales charge of 1%, if
attended New York University Graduate             redeemed during the first 12 months. They are also subject to an annual
School of Business Administration.                distribution and service fee of 1%.
--------------------------------------------
Nasdaq Symbols:                                   The cumulative total return for the lifetime period ended October 31, 2003 for
Class A  DUGAX                                    Delaware U.S. Growth Fund's Class R shares was +7.02%. Class R shares were first
Class B  DEUBX                                    made available on June 2, 2003 and are available only for certain retirement
Class C  DEUCX                                    plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                  The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2003 for Delaware U.S. Growth Fund's Institutional
                                                  Class were +7.19%, +0.06%, and +17.40%, respectively. Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                  An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                  The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                  Nasdaq Institutional Class symbol:  DEUIX

                                                  Nasdaq Class R symbol: DEURX

Performance of a $10,000 Investment
December 3, 1993 (Fund's inception) through October 31, 2003

               US Growth Fund Performance of a $10,000 Investment

                                  US Growth Fund
              Period End          Class A Shares       S&P 500 Index
              ----------         --------------       -------------
                 Dec-93              $9,463              $10,000
                 Oct-94              $9,633              $10,361
                 Oct-95             $11,727              $13,101
                 Oct-96             $13,038              $16,258
                 Oct-97             $17,364              $21,478
                 Oct-98             $19,191              $26,201
                 Oct-99             $25,588              $32,929
                 Oct-00             $33,479              $34,935
                 Oct-01             $20,636              $26,235
                 Oct-02             $16,193              $22,274
                 Oct-03             $18,957              $26,904

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                             Delaware U.S. Growth Fund
     OF NET ASSETS                                    October 31, 2003

                                                          Number of     Market
                                                           Shares       Value
Common Stock - 97.14%
Aerospace & Defense - 1.57%
  Northrop Grumman                                         24,400  $  2,181,360
                                                                   ------------
                                                                      2,181,360
                                                                   ------------
Banking & Finance - 9.98%
  American Express                                         47,100     2,210,403
  Capital One Financial                                    12,800       778,240
  Charter One Financial                                    47,100     1,505,316
  Citigroup                                                34,100     1,616,340
  Goldman Sachs Group                                      21,900     2,056,410
  JP Morgan Chase                                          47,100     1,690,890
  MBNA                                                     48,700     1,205,325
  Merrill Lynch                                            47,200     2,794,240
                                                                   ------------
                                                                     13,857,164
                                                                   ------------
Business Services - 3.99%
 *Accenture                                                 17,600      411,840
 *Cendant                                                  251,100    5,129,973
                                                                   ------------
                                                                      5,541,813
                                                                   ------------
Cable, Media & Publishing - 10.48%
  Clear Channel Communications                              52,401    2,139,009
 *Cox Communications Class A                                83,800    2,514,366
  Gannett                                                   28,700    2,413,957
  Moody's Investors Services                                42,700    2,469,341
  Tribune                                                   51,900    2,545,695
  Viacom Class B                                            62,100    2,475,927
                                                                   ------------
                                                                     14,558,295
                                                                   ------------
Consumer Products - 0.67%
  Mattel                                                    47,900      927,344
                                                                   ------------
                                                                        927,344
                                                                   ------------
Consumer Services - 4.90%
 *Comcast Special Class A                                  139,600    4,553,752
  Marriott International Class A                            52,000    2,246,400
                                                                   ------------
                                                                      6,800,152
                                                                   ------------
Electronics & Electrical Equipment - 2.10%
  Emerson Electric                                          51,400    2,916,950
                                                                   ------------
                                                                      2,916,950
                                                                   ------------
Energy - 2.29%
  Schlumberger                                              67,700    3,179,869
                                                                   ------------
                                                                      3,179,869
                                                                   ------------
Food, Beverage & Tobacco - 3.11%
  Anheuser Busch                                            37,700    1,857,102
  PepsiCo                                                   51,400    2,457,948
                                                                   ------------
                                                                      4,315,050
                                                                   ------------
Healthcare & Pharmaceuticals - 16.18%
  Abbott Laboratories                                       32,600    1,389,412
 *Amgen                                                     45,400    2,803,904
 *Boston Scientific                                         10,200      690,744
 *Caremark Rx                                               45,800    1,147,290
 *Genzyme - General Division                                22,700    1,041,930
  Guidant                                                   20,100    1,025,301
  Johnson & Johnson                                         59,000    2,969,470
                                                          Number of     Market
                                                           Shares       Value
Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
  Medtronic                                                 52,700  $ 2,401,539
  Mylan Laboratories                                        32,100      775,215
  Pfizer                                                   111,300    3,517,080
 *Shire Pharmaceuticals ADR                                 44,100    1,009,890
 *WellPoint Health Networks                                 23,300    2,071,370
  Wyeth                                                     36,600    1,615,524
                                                                   ------------
                                                                     22,458,669
                                                                   ------------
Insurance - 1.58%
  Allstate                                                  55,700    2,200,150
                                                                   ------------
                                                                      2,200,150
                                                                   ------------
Internet Services - 0.95%
 *InterActiveCorp                                           35,900    1,317,889
                                                                   ------------
                                                                      1,317,889
                                                                   ------------
Leisure, Lodging & Entertainment - 3.83%
  Carnival Cruise Lines                                     99,600    3,477,036
  Walt Disney                                               81,100    1,836,104
                                                                   ------------
                                                                      5,313,140
                                                                   ------------
Retail - 10.35%
  Gap                                                       97,700    1,864,116
 *Kohl's                                                    49,300    2,764,251
  Lowe's                                                    62,100    3,659,553
 *Staples                                                  120,900    3,242,538
  Wal-Mart Stores                                           48,200    2,841,390
                                                                   ------------
                                                                     14,371,848
                                                                   ------------
Technology/Hardware - 5.43%
 *Applied Materials                                        157,600    3,683,112
 *Dell                                                      57,100    2,062,452
 *EMC                                                      129,400    1,790,896
                                                                   ------------
                                                                      7,536,460
                                                                   ------------
Technology/Semiconductors - 11.74%
 *Analog Devices                                            71,300    3,160,729
  Intel                                                    100,900    3,334,745
  Linear Technology                                         71,900    3,063,659
  Texas Instruments                                        130,000    3,759,600
 *Xilinx                                                    94,000    2,979,800
                                                                   ------------
                                                                     16,298,533
                                                                   ------------
Technology/Software - 1.99%
  Microsoft                                                 53,900    1,409,485
 *Veritas Software                                          37,400    1,352,010
                                                                   ------------
                                                                      2,761,495
                                                                   ------------
Telecommunications - 3.97%
 *Cisco Systems                                            165,100    3,463,798
  Nokia ADR                                                120,900    2,054,091
                                                                   ------------
                                                                      5,517,889
                                                                   ------------
Transportation & Shipping - 2.03%
  United Parcel Service Class B                             38,800    2,813,776
                                                                   ------------
                                                                      2,813,776
                                                                   ------------
Total Common Stock (cost $124,874,369)                              134,867,846
                                                                   ------------
                                        3

Statement
  OF NET ASSETS (CONTINUED)                            Delaware U.S. Growth Fund

                                                          Principal     Market
                                                           Amount       Value

Repurchase Agreements - 4.68%
 With BNP Paribas 0.99% 11/3/03
  (dated 10/31/03, collateralized
  by $2,758,000 U.S. Treasury Notes
  1.625% due 3/31/05, market
  value $2,766,587)                                     $2,712,000  $ 2,712,000
 With J. P. Morgan Securities 0.97%
  11/3/03 (dated 10/31/03, collateralized
  by $1,112,000 U.S. Treasury Bills due
  4/15/04, market value $1,107,122)                      1,082,000    1,082,000
 With UBS Warburg 0.99% 11/3/03
  (dated 10/31/03, collateralized by
  $2,768,000 U.S. Treasury Bills due
  11/28/03, market value $2,766,461)                     2,712,000    2,712,000
                                                                   ------------
Total Repurchase Agreements
 (cost $6,506,000)                                                    6,506,000
                                                                   ------------
Total Market Value of Securities - 101.82%
 (cost $131,380,369)                                                141,373,846
Liabilities Net of Receivables and Other
 Assets - (1.82%)                                                    (2,533,257)
                                                                   ------------
Net Assets Applicable to 13,045,914 Shares
 Outstanding - 100.00%                                             $138,840,589
                                                                   ------------
Net Asset Value - Delaware U.S. Growth Fund
 Class A ($60,934,367 / 5,623,332 Shares)                                $10.84
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
 Class B ($39,612,969 / 3,980,534 Shares)                                 $9.95
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
 Class C ($10,684,399 / 990,654 Shares)                                  $10.79
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
 Class R ($189,101 / 17,458 Shares)                                      $10.83
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
 Institutional Class
 ($27,419,753 / 2,433,936 Shares)                                        $11.27
                                                                         ------
Components of Net Assets at October 31, 2003:
Shares of beneficial interest
 (unlimited authorization - no par)                                $213,514,713
Accumulated net realized loss on investments                        (84,667,601)
Net unrealized appreciation of investments                            9,993,477
                                                                   ------------
Total net assets                                                   $138,840,589
                                                                   ------------

*Non-income producing security for the year ended October 31, 2003.

Summary of Abbreviations
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
 Delaware U.S. Growth Fund
Net asset value Class A (A)                                              $10.84
Sales charge (5.75% of offering price, or 6.09% of
 amount invested per share) (B)                                            0.66
                                                                         ------
Offering price                                                           $11.50
                                                                         ------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                             Delaware U.S. Growth Fund
  OF OPERATIONS                                       Year Ended October 31,2003


Investment Income:
 Dividends                                              $1,269,941
 Interest                                                   76,644  $ 1,346,585
                                                        ----------  -----------
Expenses:
 Management fees                                          878,695
 Dividend disbursing and transfer agent fees and
  expenses                                              1,424,649
 Distribution expense-- Class A                           187,895
 Distribution expense-- Class B                           386,962
 Distribution expense-- Class C                           105,226
 Distribution expense-- Class R                                85
 Accounting and administration expenses                    59,685
 Registration fees                                         87,888
 Reports and statements to shareholders                    89,160
 Professional fees                                         26,096
 Custodian fees                                             3,677
 Trustees' fees                                             8,328
 Other                                                     40,001     3,298,347
                                                        ---------
 Less expenses absorbed or waived                                    (1,127,957)
 Less waiver of distribution expenses -- Class A                        (23,005)
 Less expenses paid indirectly                                           (3,376)
                                                                    -----------
 Total expenses                                                       2,144,009
                                                                    -----------
Net Investment Loss                                                    (797,424)
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments                                   (17,437,612)
 Net change in unrealized appreciation/depreciation of
  investments                                                        39,101,619
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      21,664,007
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $20,866,583
                                                                    -----------

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS                             Delaware U.S. Growth Fund

                                                             Year Ended
                                                      10/31/03        10/31/02

Increase (Decrease) in Net Assets from Operations:
 Net investment loss                                $   (797,424)  $ (1,282,058)
 Net realized loss on investments                    (17,437,612)   (30,983,190)
 Net change in unrealized appreciation/depreciation
  of investments                                      39,101,619     (7,119,416)
                                                    ------------   ------------
 Net increase (decrease) in net assets resulting
  from operations                                     20,866,583    (39,384,664)
                                                    ------------   ------------
Capital Share Transactions:
 Proceeds from shares sold
  Class A                                             13,773,569     19,650,068
  Class B                                              3,801,386      8,837,099
  Class C                                              2,298,271      5,090,559
  Class R                                                186,483             --
  Institutional Class                                  8,141,743      9,883,527
                                                    ------------   ------------
                                                      28,201,452     43,461,253
                                                    ------------   ------------
 Cost of shares repurchased
  Class A                                            (13,524,550)   (20,063,127)
  Class B                                            (10,107,420)   (18,468,720)
  Class C                                             (3,964,946)    (5,988,247)
  Class R                                                 (4,757)            --
  Institutional Class                                (16,075,703)   (12,922,165)
                                                    ------------   ------------
                                                     (43,677,376)   (57,442,259)
                                                    ------------   ------------
Decrease in net assets derived from capital share
 transactions                                        (15,475,924)   (13,981,006)
                                                    ------------   ------------
Net Increase (Decrease) in Net Assets                  5,390,659    (53,365,670)

Net Assets:

Beginning of year                                    133,449,930    186,815,600
                                                    ------------   ------------
End of year                                         $138,840,589   $133,449,930
                                                    ------------   ------------

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Delaware U.S. Growth Fund Class A

                                                                                                Year Ended
                                                                         10/31/03    10/31/02     10/31/01     10/31/00    10/31/99

Net asset value, beginning of period                                      $ 9.260     $11.800      $19.390      $15.310     $11.490

Income (loss) from investment operations:
Net investment loss(1)                                                     (0.039)     (0.058)      (0.045)      (0.171)     (0.161)
Net realized and unrealized gain (loss) on investments                      1.619      (2.482)      (7.314)       4.843       3.981
                                                                          -------     -------      -------      -------     -------
Total from investment operations                                            1.580      (2.540)      (7.359)       4.672       3.820
                                                                          -------     -------      -------      -------     -------
Less dividends and distributions from:
Net realized gain on investments                                               --          --       (0.231)      (0.592)         --
                                                                          -------     -------      -------      -------     -------
Total dividends and distributions                                              --          --       (0.231)      (0.592)         --
                                                                          -------     -------      -------      -------     -------

Net asset value, end of period                                            $10.840     $ 9.260      $11.800      $19.390     $15.310
                                                                          -------     -------      -------      -------     -------

Total return(2)                                                            17.06%     (21.53%)     (38.36%)      30.84%      33.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $60,934     $51,887      $66,897     $102,791     $37,771
Ratio of expenses to average net assets                                     1.40%       1.40%        1.46%        1.60%       1.86%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.28%       1.88%        1.70%        1.60%       1.86%
Ratio of net investment loss to average net assets                         (0.40%)     (0.51%)      (0.30%)      (0.87%)     (1.12%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly                       (1.28%)     (0.99%)      (0.54%)      (0.87%)     (1.12%)
Portfolio turnover                                                            77%        103%          70%         111%        132%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Delaware U.S. Growth Fund Class B

                                                                                                Year Ended
                                                                         10/31/03    10/31/02     10/31/01     10/31/00    10/31/99
Net asset value, beginning of period                                       $8.560     $10.990      $18.200     $14.500      $10.960

Income (loss) from investment operations:
Net investment loss(1)                                                     (0.100)     (0.131)      (0.138)     (0.297)      (0.253)
Net realized and unrealized gain (loss) on investments                      1.490      (2.299)      (6.841)      4.589        3.793
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            1.390      (2.430)      (6.979)      4.292        3.540
                                                                          -------     -------      -------     -------      -------
Less dividends and distributions from:
Net realized gain on investments                                               --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                              --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------

Net asset value, end of period                                             $9.950      $8.560      $10.990     $18.200      $14.500
                                                                          -------     -------      -------     -------      -------

Total return(2)                                                            16.24%     (22.11%)     (38.79%)     29.91%       32.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $39,613     $40,196      $62,658     $92,827      $25,938
Ratio of expenses to average net assets                                     2.10%       2.10%        2.16%       2.30%        2.56%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.94%       2.58%        2.40%       2.30%        2.56%
Ratio of net investment loss to average net assets                         (1.10%)     (1.21%)      (1.00%)     (1.57%)      (1.82%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly                       (1.94%)     (1.69%)      (1.24%)     (1.57%)      (1.82%)
Portfolio turnover                                                            77%        103%          70%        111%         132%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Delaware U.S. Growth Fund Class C

                                                                                                Year Ended
                                                                         10/31/03    10/31/02     10/31/01     10/31/00    10/31/99

Net asset value, beginning of period                                       $9.280     $11.910      $19.700     $15.650      $11.830

Income (loss) from investment operations:
Net investment loss(1)                                                     (0.108)     (0.139)      (0.148)     (0.311)      (0.264)
Net realized and unrealized gain (loss) on investments                      1.618      (2.491)      (7.411)      4.953        4.084
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            1.510      (2.630)      (7.559)      4.642        3.820
                                                                          -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                               --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                              --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------

Net asset value, end of period                                            $10.790      $9.280      $11.910     $19.700      $15.650
                                                                          -------     -------      -------     -------      -------

Total return(2)                                                            16.27%     (22.08%)     (38.78%)     29.95%       32.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $10,684     $10,792      $14,959     $19,412       $6,682
Ratio of expenses to average net assets                                     2.10%       2.10%        2.16%       2.30%        2.56%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.94%       2.58%        2.40%       2.30%        2.56%
Ratio of net investment loss to average net assets                         (1.10%)     (1.21%)      (1.00%)     (1.57%)      (1.82%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly                       (1.94%)     (1.69%)      (1.24%)     (1.57%)      (1.82%)
Portfolio turnover                                                            77%        103%          70%        111%         132%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Delaware U.S. Growth Fund Class R
                                                                         6/2/03(1)
                                                                            to
                                                                         10/31/03
Net asset value, beginning of period                                      $10.120

Income (loss) from investment operations:

Net investment loss(2)                                                     (0.033)
Net realized and unrealized gain on investments                             0.743
                                                                          -------
Total from investment operations                                            0.710

Less dividends and distributions from:
Net realized gain on investments                                               --
                                                                          -------
Total dividends and distributions                                              --
                                                                          -------

Net asset value, end of period                                            $10.830
                                                                          -------

Total return(3)                                                             7.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $189
Ratio of expenses to average net assets                                     1.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.71%
Ratio of net investment loss to average net assets                         (0.76%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly                       (1.77%)
Portfolio turnover                                                            77%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware U.S. Growth Fund Institutional Class

                                                                                                Year Ended
                                                                         10/31/03    10/31/02     10/31/01     10/31/00    10/31/99

Net asset value, beginning of period                                       $9.600     $12.190      $19.970     $15.710      $11.750

Income (loss) from investment operations:

Net investment loss(1)                                                     (0.010)     (0.024)          --      (0.111)      (0.118)
Net realized and unrealized gain (loss) on investments                      1.680      (2.566)      (7.549)      4.963        4.078
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            1.670      (2.590)      (7.549)      4.852        3.960
                                                                          -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                               --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                              --          --       (0.231)     (0.592)          --
                                                                          -------     -------      -------     -------      -------

Net asset value, end of period                                            $11.270     $ 9.600      $12.190     $19.970      $15.710
                                                                          -------     -------      -------     -------      -------

Total return(2)                                                            17.40%     (21.25%)     (38.20%)     31.21%       33.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $27,420     $30,575      $42,302     $71,726      $52,769
Ratio of expenses to average net assets                                     1.10%       1.10%        1.16%       1.30%        1.56%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                   1.94%       1.58%        1.40%       1.30%        1.56%
Ratio of net investment loss to average net assets                         (0.10%)     (0.21%)       0.00%      (0.57%)      (0.82%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly                       (0.94%)     (0.69%)      (0.24%)     (0.57%)      (0.82%)
Portfolio turnover                                                            77%        103%          70%        111%         132%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                                  Delaware U.S. Growth Fund
   TO FINANCIAL STATEMENTS                             October 31, 2003




Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers two series, the Delaware U.S. Growth Fund and the Delaware Diversified Income Fund. These financial statements pertain to the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,244 for the year ended October 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2003 were approximately $132. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through December 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.35% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has elected to waive its fee through December 31, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.30% of average daily net assets. No distribution expenses are paid by the Institutional Class.

Notes
   TO FINANCIAL STATEMENTS (CONTINUED)                 Delaware U.S. Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At October 31, 2003, the Fund had receivables due from or liabilities payable to affiliates as follows:

  Receivable from DMC under expense limitation agreement               $121,848
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                       (142,619)
  Other expenses payable to DMC and affiliates                          (27,796)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

For the year ended October 31, 2003, DDLP earned $15,006 for commissions on sales of the Fund's Class A shares.

3. Investments
For the year ended October 31, 2003, the Fund made purchases of $98,488,669 and sales of $110,794,944 of investment securities other than short-term investments.

At October 31, 2003, the cost of investments for federal income tax purposes was $133,204,156. At October 31, 2003, the net unrealized appreciation was $8,169,690 of which $12,101,916 related to unrealized appreciation of investments and $3,932,226 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended October 31, 2003 and 2002.

As of October 31, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $213,514,713
  Capital loss carryforwards                                        (82,843,814)
  Unrealized appreciation of investments                              8,169,690
                                                                   ------------
  Net Assets                                                       $138,840,589
                                                                   ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $35,994,763 in 2009, $28,063,955 in 2010 and $18,785,096 in 2011.

5. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended

                                                        10/31/03      10/31/02
Shares sold:
  Class A                                              1,409,107     1,759,316
  Class B                                                423,495       799,576
  Class C                                                236,342       430,795
  Class R                                                 17,902            --
  Institutional Class                                    806,458       840,577
                                                      ----------    ----------
                                                       2,893,304     3,830,264
                                                      ----------    ----------
Shares repurchased:
  Class A                                             (1,390,623)   (1,823,925)
  Class B                                             (1,137,768)   (1,806,196)
  Class C                                               (408,808)     (523,812)
  Class R                                                   (444)           --
  Institutional Class                                 (1,558,745)   (1,123,388)
                                                      ----------    ----------
                                                      (4,496,388)   (5,277,321)
                                                      ----------    ----------
Net decrease                                          (1,603,084)   (1,447,057)
                                                      ==========    ==========

For the years ended October 31, 2003 and October 31, 2002, 40,040 Class B shares were converted to 36,889 Class A shares valued at $369,083 and 5,308 Class B shares were converted to 4,917 Class A shares valued at $49,591, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2003, or at any time during the year.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds -- Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 5, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of             Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since         at different times at
                                                  May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of            Other
                                                                          Principal            Portfolios in Fund     Directorships
   Name,                      Position(s)                                Occupation(s)          Complex Overseen        Held by
  Address                      Held with          Length of Time            During             by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served             Past 5 Years              or Officer          or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101       Director - Andy
 2005 Market Street                                                     National Gallery of Art                  Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                        Director -
                                                                                                                 Systemax, Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                              since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                             August 21, 2003


   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

DELAWARE INVESTMENTS
--------------------------------------------------------------------------------
FAMILY OF FUNDS

COMPLETE INFORMATION ON ANY FUND OFFERED BY DELAWARE INVESTMENTS CAN BE FOUND IN EACH FUND'S CURRENT PROSPECTUS. PROSPECTUSES FOR ALL FUNDS IN THE DELAWARE INVESTMENTS FAMILY OF FUNDS ARE AVAILABLE FROM YOUR FINANCIAL ADVISOR, ONLINE AT WWW.DELAWAREINVESTMENTS.COM, OR BY CALLING 800 523-1918. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

GROWTH-EQUITY GROUP                                                      FIXED INCOME GROUP
Delaware American Services Fund                                          Corporate and Government
Delaware Growth Opportunities Fund                                       Delaware American Government Bond Fund
Delaware Select Growth Fund                                              Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                           Delaware Delchester Fund
Delaware Trend Fund                                                      Delaware Diversified Income Fund
Delaware U.S. Growth Fund                                                Delaware Extended Duration Bond Fund
                                                                         Delaware High-Yield Opportunities Fund
VALUE-EQUITY GROUP                                                       Delaware Limited-Term Government Fund
Delaware Decatur Equity Income Fund
Delaware Dividend Income Fund                                            Money Market
  (formerly Delaware Retirement Income Fund)                             Delaware Cash Reserve Fund
Delaware REIT Fund                                                       Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                                         Municipal (National Tax-Exempt)
INTERNATIONAL GROUP                                                      Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)                              Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                                           Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund                              Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
                                                                         Municipal (State-Specific Tax-Exempt)
BLEND MUTUAL FUNDS                                                       Delaware Tax-Free Arizona Fund
Delaware Balanced Fund                                                   Delaware Tax-Free Arizona Insured Fund
Delaware Social Awareness Fund                                           Delaware Tax-Free California Fund
                                                                         Delaware Tax-Free California Insured Fund
STRUCTURED EQUITY PRODUCTS GROUP                                         Delaware Tax-Free Colorado Fund
Delaware Diversified Growth Fund                                         Delaware Tax-Free Florida Fund
Delaware Diversified Value Fund                                          Delaware Tax-Free Florida Insured Fund
Delaware Foundation Funds                                                Delaware Tax-Free Idaho Fund
   Delaware Growth Allocation Portfolio                                  Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware Balanced Allocation Portfolio                                Delaware Tax-Free Minnesota Fund
   Delaware Income Allocation Portfolio                                  Delaware Tax-Free Minnesota Insured Fund
                                                                         Delaware Tax-Free Minnesota Intermediate Fund
                                                                         Delaware Tax-Free Missouri Insured Fund
                                                                         Delaware Tax-Free New York Fund
                                                                         Delaware Tax-Free Oregon Insured Fund
                                                                         Delaware Tax-Free Pennsylvania Fund

================================================================================

                                                    [LOGO]  DELAWARE
Simplify your life.                                         e:delivery
                                                            ONLINE, ALL THE TIME
   MANAGE YOUR INVESTMENTS ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time, to assist with any questions.

================================================================================

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                      Contact Information
Jude T. Driscoll                           Joseph H. Hastings                       Investment Manager
Chairman                                   Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds       Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                    Delaware International Advisers Ltd.
Board Chairman                             Richelle S. Maestro                      London, England
Citadel Construction Corporation           Senior Vice President,
King of Prussia, PA                        Chief Legal Officer and Secretary        National Distributor
                                           Delaware Investments Family of Funds     Delaware Distributors, L.P.
John H. Durham                             Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                         Michael P. Bishof                        Shareholder Servicing, Dividend
                                           Senior Vice President and Treasurer      Disbursing and Transfer Agent
John A. Fry                                Delaware Investments Family of Funds     Delaware Service Company, Inc.
President                                  Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                         Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                    For Shareholders
Anthony D. Knerr                                                                    800 523-1918
Managing Director
Anthony Knerr & Associates                                                          For Securities Dealers and Financial
New York, NY                                                                        Institutions Representatives Only
                                                                                    800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                               Web site
National Gallery of Art                                                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------



(8407)                                                        Printed in the USA
AR-101 [10/03] IVES 12/03                                       J9484 EXP: 12/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a) (1)  Code of Ethics

         Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:

Jude T. Driscoll
--------------------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  December 23, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Jude T. Driscoll
--------------------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  December 23, 2003

Joseph H. Hastings
--------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer
Date:  December 23, 2003